Registration Nos:        33-45117
                                                                        811-6529
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [  X  ]

      Pre-Effective Amendment No. ______                             [     ]

      Post-Effective Amendment No. 11                                [  X  ]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [  X  ]

      Amendment No. 13                                               [  X  ]

                                COLONIAL TRUST VI
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

              One Financial Center, Boston, Massachusetts 02111
              -------------------------------------------------
                   (Address of Principal Executive Offices)

                                (617) 426-3750
                                --------------
             (Registrant's Telephone Number, including Area Code)

Name and Address of Agent for Service:               Copy to:

Arthur O. Stern, Esquire                         John M. Loder, Esquire
Colonial Management Associates, Inc.             Ropes & Gray
One Financial Center                             One International Place
Boston, Massachusetts  02111                     Boston, Massachusetts
02110-2624


It is proposed that this filing will become effective (check appropriate box):

[      ]           immediately upon filing pursuant to paragraph (b).

[  X   ]           on October 28, 1996 pursuant to paragraph (b).

[      ]           60 days after filing pursuant to paragraph (a)(1).

[      ]           on [date] pursuant to paragraph (a)(1) of Rule 485.

[      ]           75 days after filing pursuant to paragraph (a)(2).

[      ]           on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[      ]           this post-effective amendment designates a new effective
                   date for a previously filed post-effective amendment.



                       DECLARATION PURSUANT TO RULE 24f-2

    The Registrant has registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On August 26, 1996, the Registrant filed the Rule 24f-2 Notice for Registrant's fiscal year ended June 30, 1996.

                                COLONIAL TRUST VI


            Cross Reference Sheet (Colonial U.S. Fund for Growth)
            -----------------------------------------------------

Item Number of Form N-1A                  Location or Caption in Prospectus

Part A

   1.                                     Cover Page

   2.                                     Summary of Expenses

   3.                                     The Fund's Financial History

   4. Organization and History; How the Fund Pursues its Objective and Certain Risk Factors; The Fund's Investment Objective

   5. Cover Page; How the Fund is Managed; Organization and History; The Fund's Investment Objective

   6.                                     Organization and History;
                                          Distributions and Taxes; How to Buy
                                          Shares

   7.                                     How to Buy Shares; How the Fund
                                          Values its Shares; 12b-1 Plans;
                                          Back Cover

   8.                                     How to Sell Shares; How to Exchange
                                          Shares; Telephone Transactions

   9.                                     Not Applicable


October 28, 1996



COLONIAL U.S. FUND
FOR GROWTH


PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial U.S. Fund for Growth (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks growth exceeding the S&P 500 Index (Standard & Poor's Index of 500 common stocks) performance.

The Fund is managed by the Adviser, an investment adviser since 1931. Portfolio management has been delegated to State Street Global Advisors, a division of State Street Bank and Trust Company (Sub-Adviser).


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the October 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class D shares are offered at net asset value plus a small initial sales charge and are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."


Contents                                                 Page
Summary of Expenses                                         2
The Fund's Financial History                                3
The Fund's Investment Objective                             4
How the Fund Pursues its Objective and Certain Risk
Factors                                                     4
How the Fund Measures its Performance                       5
How the Fund is Managed                                     6
How the Fund Values its Shares                              7
Distributions and Taxes                                     7
How to Buy Shares                                           7
How to Sell Shares                                          9
How to Exchange Shares                                      10
Telephone Transactions                                      10
12b-1 Plans                                                 11
Organization and History                                    11


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plans" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses(1)(2)

                                                                                     Class A       Class B         Class D

Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)       5.75%         0.00%(5)        1.00%(5)
Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)                 1.00(4)       5.00%           1.00%




(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares."

(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)  Does not apply to reinvested distributions.

(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."


(5) Because of the 0.75% distribution fee applicable to Class B and Class D shares, long-term Class B and Class D shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses (as a % of average net assets)

                                                                      Class A          Class B           Class D

Management fee                                                          0.80%            0.80%              0.80%
12b-1 fees                                                              0.25             1.00               1.00
Other expenses                                                          0.40             0.40               0.40
                                                                        ----             ----               ----
Total operating expenses                                                1.45%            2.20%              2.20%
                                                                        ====             ====               ====


Total expenses, excluding brokerage, interest, taxes, 12b-1 distribution and service fees and extraordinary expenses, are, until further notice, voluntarily limited by the Adviser to 1.25% of average net assets.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return, and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                                                        Class A                    Class B                   Class D
Period:                                                                      (6)           (7)            (6)        (7)


1 year                                                    $ 71             $ 72            $ 22         $ 42         $32
3 years                                                    101               99              69           78          78(9)
5 years                                                    132              138             118         127          127
10 years                                                   221              234(8)          234(8)        261        261


(6)      Assumes redemption at period end.

(7)      Assumes no redemption.

(8) Class B shares convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.


(9) Class D shares do not incur a contingent deferred sales charge on redemptions made after one year.




THE FUND'S FINANCIAL HISTORY (a)

The following schedule of financial highlights for a share outstanding throughout each year has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual
Report and is incorporated by reference into the Statement of Additional Information.


                                                                                 Year ended June 30
                                                         -----------------------------------------------------------------------
                                                                   1996                                    1995
                                                          ----------------------------------------------------------------------
                                                           Class A      Class B      Class D      Class A    Class B  Class D(c)
Net asset value - Beginning of period                       $13.260    $13.180      $13.240       $11.460   $11.400   $11.460
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.121      0.017        0.016         0.165     0.075     0.074
  Net realized and unrealized gain (loss)                     2.292      2.265        2.268         2.530     2.513     2.534
    Total from Investment Operations                          2.413      2.282        2.284         2.695     2.588     2.608
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                                 (0.118)    (0.017)      (0.029)       (0.160)   (0.073)   (0.093)
  From net realized gains                                    (1.085)    (1.085)      (1.085)       (0.735)   (0.735)   (0.735)
   Total Distributions Declared
   to Shareholders                                           (1.203)    (1.102)      (1.114)       (0.895)   (0.808)   (0.828)
Net asset value - End of period                             $14.470    $14.360      $14.410       $13.260   $13.180   $13.240
Total return(e)                                              18.85%    17.91%        17.84%        24.84%    23.94%    24.01%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                      1.45%(g)  2.20%(g)      2.20%(g)      1.46%     2.21%     2.21%
Fees waived by the Adviser                                      ---      ---           ---           ---       ---       ---
Net investment income                                         0.87%(g)  0.12%(g)      0.12%(g)      1.37%     0.62%     0.62%
Portfolio turnover                                              89%       89%           89%           84%       84%       84%
Average commission rate (h)                                  $0.046    $0.046        $0.046          ---       ---       ---
Net assets at end of period (000)                          $168,554  $306,718        $8,458      $124,171  $218,201    $3,028
_________________________________


                                                                       Year ended June 30
                                                         -----------------------------------------------
                                                                1994                    1993(b)
                                                         -----------------------------------------------
                                                         Class A   Class B     Class A      Class B
Net asset value - Beginning of period                    $11.820    $11.770    $10.000      $10.000
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.142      0.053     0.103(d)     0.020(d)
  Net realized and unrealized gain (loss)                 (0.119)    (0.122)    1.784        1.763
    Total from Investment Operations                       0.023     (0.069)    1.887        1.783
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                              (0.138)    (0.056)   (0.067)      (0.013)
  From net realized gains                                 (0.245)    (0.245)     ---          ---
   Total Distributions Declared
   to Shareholders                                        (0.383)    (0.301)   (0.067)      (0.013)
Net asset value - End of period                          $11.460    $11.400   $11.820      $11.770
Total return(e)                                            0.05%     (0.71)%   18.90%(f)    17.84%(f)
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   1.49%      2.24%     1.50%        2.25%
Fees waived by the Adviser                                  ---        ---      0.01%        0.01%
Net investment income                                      1.19%      0.44%     0.93%        0.18%
Portfolio turnover                                          117%       117%       98%          98%
Average commission rate (h)                                 ---        ---       ---          ---
Net assets at end of period (000)                        $97,180   $150,121   $44,009      $89,737
_________________________________




(a) Per share data was calculated using average shares outstanding during the period.
(b)      The Fund commenced investment operations on July 1, 1992.
(c) Class D shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
(d) Net of fees and expenses waived or borne by the Adviser which amounted to $0.001 and $0.001, respectively.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


(h) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.






THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks growth exceeding the S&P 500 Index performance.


HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS


The Fund normally invests at least 65% of its total assets in U.S. common stocks (and up to 10% in American Depository Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities
(ADRs)) that the Sub-Adviser believes have superior earnings and value characteristics selected from a universe which meets certain guidelines for liquidity and available investment information. Quantitative standards, designed to identify above average intrinsic value relative to price and favorable earnings trends, are used to select securities. The State Street Bank Stock Valuation Universe consists of about 1,000 securities that the Sub-Adviser believes have the highest capitalization and liquidity and are followed by the largest number of analysts in the U.S. The Fund intends to invest in the securities in the State Street Bank Stock Valuation Universe ranked highest by the Sub-Adviser based on the criteria of "Value" and momentum of Wall Street "Sentiment." "Value" compares a company's assets, projected income growth and cash flow growth, while "Sentiment" ranks the stocks by the strength and consistency of changes in Wall Street analysts' earning estimates. The S&P 500 Index is a market-value weighted index of 500 common stocks publicly traded in the open stock market chosen on the basis of market value and industry diversification. Standard & Poor's Corporation and the S&P 500 Index are not affiliated with, nor do they sponsor or recommend, the Fund or the Trust. The Fund will not concentrate more than 25% of its total assets in any one industry. The Fund's investments are not limited to securities in the S&P 500 Index and will not precisely match the composition of the S&P 500 Index, but may be managed to correlate with the sectors, capitalization and volatility of the S&P Index. Portfolio securities may be sold without regard to time held, causing a portfolio turnover rate substantially higher than that of most funds, resulting in higher brokerage commissions and custodian fees, and potential tax consequences to shareholders from capital gain distributions.



Foreign Investments. Investments in sponsored and unsponsored American Depository Receipts have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


Generally the Fund will maintain less than 5% of total assets in cash equivalents to meet current cash flow needs. The Fund may also invest temporarily available cash in money market investment companies, subject to the limits of the Investment Company Act of 1940. This will involve the duplicative payment of a portion of the expenses, including advisory fees, of such investment companies.


Securities Loans. The Fund may lend securities to certain institutions (that the Sub-Adviser considers qualified) to increase income. The loans will not exceed 30% of total assets. Securities lending involves the risk of loss to the Fund if the borrower defaults. The Fund will place cash or high quality, liquid debt securities having a value at least equal to the amount of collateral received on the loan in a segregated account with its custodian.



Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, the maximum initial sales charge of 1.00% on Class D shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class D shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED


The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser and the Sub-Adviser.


The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with accounting and administrative personnel and services, office space and other equipment and services, and oversees the activities of the Sub-Adviser, for a fee at the annual rate of 0.80% of the Fund's average daily net assets annually. The fee is higher than that of most mutual funds. Under a separate sub-advisory agreement, the Sub-Adviser is entitled to be paid a monthly fee by the Adviser at the annual rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of the next $150 million of the Fund's average daily net assets and 0.35% of the Fund's average daily net assets in excess of $200 million. The Sub-Adviser has voluntarily agreed to waive a portion of its fee so that its actual annual fee will not exceed 0.32% of the Fund's average daily net assets. This waiver does not reduce the amounts payable by the Fund to the Adviser. See the Statement of Additional Information for more information.


The Sub-Adviser, subject to the supervision of the Trustees and the Adviser, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. Jeffrey P. Adams, Assistant Vice President of the Sub-Adviser, is primarily responsible for the day-to-day management and investment decisions for the Fund and is supported by a group of other investment professionals that assist in the management of the Fund. Mr. Adams joined the Sub-Adviser in 1989.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Sub-Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser and the Sub-Adviser may consider research and brokerage services furnished to them and their affiliates. Subject to seeking best execution, the Adviser and the Sub-Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES


The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income at least semiannually and any net realized gain at least annually.


Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES


Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class D shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                  Initial Sales Charge
                            ---------------------------------

                                                    Retained
                                                      by
                                                   Financial
                                                    Service
                                  as % of            Firm
                            ---------------------   as % of
                            Amount     Offering    Offering
 Amount Purchased           Invested   Price        Price

 Less than $50,000            6.10%      5.75%      5.00%
 $50,000 to less than
     $100,000                 4.71%      4.50%      3.75%
 $100,000 to less than
     $250,000                 3.63%      3.50%      2.75%
 $250,000 to less than
    $500,000                  2.56%      2.50%      2.00%
 $500,000 to less than
    $1,000,000                2.04%      2.00%      1.75%
 $1,000,000 or
     more                     0.00%      0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                           Commission

First $3,000,000                              1.00%
Next $2,000,000                               0.50%
Over $5,000,000                               0.25%(1)

(1)   Paid over 12 months but only to the extent the shares remain outstanding.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:



                                    Contingent Deferred
      Years After Purchase              Sales Charge

               0-1                        5.00%
               1-2                        4.00%
               2-3                        3.00%
               3-4                        3.00%
               4-5                        2.00%
               5-6                        1.00%
           More than 6                    0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class D Shares. Class D shares are offered at net asset value plus a 1.00% initial sales charge, subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year from the first day of the month after purchase.

The Distributor pays financial service firms an initial commission of 1.85% on purchases of Class D shares and an ongoing commission of 0.65% annually. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class D shares. Purchases of $250,000 or more must be for Class A or Class D shares. Purchases of $500,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales.


In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.


Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced, or without an, initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."


Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application.


HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                  1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.


General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.


The Fund may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See
"Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.


HOW TO EXCHANGE SHARES

Exchanges at net asset value may be made among the same class of shares of most Colonial funds. Not all Colonial funds offer Class D shares. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class D Shares. Exchanges of Class D shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.

TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized transactions in the event reasonable procedures are not employed. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number.
Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLANS


Under 12b-1 Plans, the Fund pays the Distributor monthly an annual service fee of 0.25% of the Fund's net assets attributed to each Class of shares. The Fund also pays the Distributor an annual distribution fee of 0.75% of the average daily net assets attributed to its Class B and Class D shares. Because the Class B and Class D shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class D shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund represents the entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA 02111-2621

Sub-Adviser
State Street Bank and Trust Company
Two International Place
Boston, MA 02110

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:








Printed in U.S.A.




October 28, 1996




COLONIAL U.S. FUND
FOR GROWTH

PROSPECTUS



Colonial U.S. Fund for Growth seeks growth exceeding the S&P 500 Index (Standard & Poor's Index of 500 common stocks) performance.


For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the October 28, 1996 Statement of Additional Information.







FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.


                    [COLONIAL FLAG LOGO]

                    Colonial Mutual Funds
_________________________________________________________________
Please send your completed application to:

                        Colonial Investors Service Center, Inc.
                        P.O. Box 1722
                        Boston, Massachusetts 02105-1722

New Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account Ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint Tenant: Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Names of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, country of permanent residence


______________________________________
Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial Fund(s) You Are Purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or D shares. If no distribution option is selected, distributions will be reinvested in additional Fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund                    Fund                    Fund

________________        ___________________     _____________________

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (Adjustable Rate
                                                    U.S. Government Fund only)

___ D Shares (less than $500,000, available on certain funds; see prospectus)


Method of Payment

Choose one

___Check payable to the Fund

___Bank wired on   ____/____/____
(Date) Wire/Trade confirmation #__________________

Ways to Receive Your Distributions

Choose one

___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection Complete Bank Information in section 4B. I understand that my bank must be a member of the Automated Clearing House (ACH).

Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


3---Your Signature & Taxpayer I.D. Number Certification----

Each person signing on behalf of an entity represents that his/her actions are authorized.

I have received and read each appropriate Fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. It is agreed that the Fund, all Colonial Companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out Item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholdings.
X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to Withdraw from Your Fund-------

It may take up to 30 days to activate the following features. Complete only the section(s) that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the following business day. If you receive your SWP payment via electronic funds transfer (EFT), you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or Class D shares. Please consult your financial or tax adviser before electing this option.

Funds for Withdrawal:

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day, if indicating EFT,month).

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day,if indicating EFT,month).


Payment Instructions
Send the payment to (choose one):
__My address of record.
__My bank account via EFT. Please complete the Bank Information section below.
  All EFT transactions will be made two business days after the processing date. Your bank must be a member of the Automated Clearing House system.
__The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable


B.  Telephone Withdrawal Options
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or EFT. Telephone redemptions over $1,000 will be sent via federal fund wire, usually on the next business day ($7.50 will be deducted). Redemptions of $1,000 or less will be sent by check to your designated bank.

3.  On-Demand EFT Redemption
__I would like the On-Demand EFT Redemption Privilege. Proceeds paid via EFT will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized.

Bank Information (For Sections A and B Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to Make Additional Investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing distributions from one fund into another Colonial fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have carefully read the prospectus for the fund(s) listed below.

____________________________
 From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
 From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

1____________________________________
 Fund to invest shares in

$_________________________
 Amount to invest monthly

2____________________________________
 Fund to invest shares in

$_________________________
 Amount to invest monthly


C. Fundamatic/On-Demand EFT Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account by electronic funds transfer on any specified day of the month. You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House System. Please attach a blank check marked "VOID." Also, complete the section below.

1____________________________________
 Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


2___________________________________
 Fund name

 ________________________________
 Account number
$_____________________        _________________
Amount to transfer            Month to start
__On-Demand Purchase (will be automatically established if you choose
  Fundamatic)
__Fundamatic Frequency
__Monthly or   __Quarterly

Check one:

__EFT- Choose any day of the month_____________________
__Paper Draft-Choose either the:
__5th day of the month
__20th day of the month

Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to Reduce Your Sales Charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase(s) added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
 Name on account

_____________________________________
Account number

_____________________________________
 Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial Service Firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI, Inc., of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a Combined Quarterly Statement Mailing----------- Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate accounts to be linked.______________________

                 Fundamatic (See Reverse Side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Inc., Colonial Investment Services, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.

SH-938B-0396

                                COLONIAL TRUST VI

      Cross Reference Sheet (Colonial Small Stock Fund Classes A, B, D)
      -----------------------------------------------------------------

Item Number of Form N-1A                  Location or Caption in Prospectus

Part A

   1.                                     Cover Page

   2.                                     Summary of Expenses

   3.                                     The Fund's Financial History

   4. Organization and History; How the Fund Pursues its Objective and Certain Risk Factors; The Fund's Investment Objective

   5. Cover Page; How the Fund is Managed; Organization and History; The Fund's Investment Objective

   6.                                     Organization and History;
                                          Distributions and Taxes; How to Buy
                                          Shares

   7.                                     How to Buy Shares; How the Fund
                                          Values its Shares; 12b-1 Plans;
                                          Back Cover

   8.                                     How to Sell Shares; How to Exchange
                                          Shares; Telephone Transactions

   9.                                     Not Applicable



October 28, 1996


COLONIAL SMALL STOCK FUND

PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Small Stock Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks long-term growth by investing primarily in smaller capitalization equities. The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Class A, Class B or Class D shares of the Fund. Read it carefully and retain it for future reference.


More detailed information about the Fund is in the October 28, 1996 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828.




The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and, Class D shares are offered at net asset value plus a small initial sales charge and are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."


Contents                                            Page

Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective
   and Certain Risk Factors
How the Fund Measures its  Performance
How the Fund is Managed
How the Fund  Values its Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone  Transactions
12b-1 Plans
Organization and History


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class A, Class B and Class D shares of the Fund. See "How the Fund is Managed" and "12b-1 Plans" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)
                                                                Class A            Class B              Class D
Maximum Initial Sales Charge Imposed on a Purchase
  (as a % of offering price)(3)                                 5.75%              0.00%(5)             1.00%(5)
Maximum Contingent Deferred Sales Charge
  (as a % of offering price)(3)                                 1.00%(4)           5.00%                1.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares."


(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3) Does not apply to reinvested distributions.


(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."


(5) Because of the 0.75% distribution fee applicable to Class B and Class D shares, long-term Class B and Class D shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses (as a % of average net assets)

                                                  Class A                    Class B                  Class D


Management fee                                     0.60%                       0.60%                     0.60%
12b-1 fee                                          0.25                        1.00                      1.00
Other expenses                                     0.53                        0.53                      0.53
                                                   ----                        ----                      ----
Total operating expenses                           1.38%                       2.13%                     2.13% (6)
                                                   ====                        ====                      ====


(6) Differs from financial statements due to the effect of annualization.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Class A, Class B and Class D shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

                                                  Class A              Class B                   Class D

Period:                                                             (7)          (8)             (7)         (8)
1 year                                             $  71            $  72           $  22        $  41        $  31
3 years                                            $  99            $  97           $  67        $  76        $  76(10)
5 years                                            $ 128            $ 134           $ 114        $ 123        $ 123
10 years                                           $ 213            $ 227(9)        $ 227(9)     $ 253        $ 253



(7)  Assumes redemption at period end.


(8)  Assumes no redemption.


(9) Class B shares convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.


(10) Class D shares do not incur a contingent deferred sales charge on redemptions made after one year.



THE FUND'S FINANCIAL HISTORY(a)

The following schedules of financial highlights for a Class A, Class B and Class D share outstanding throughout each period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual Report, and is incorporated by reference into the Statement of Additional Information. The Fund adopted the objective of seeking long-term growth and became actively managed on November 2, 1992. The data presented for the Fund prior to November 2, 1992, represent operations under earlier objectives and policies of the Fund's predecessor, Colonial Small Stock Index Trust.

                                                                                      CLASS A
                                              --------------------------------------------------------------------------------------
                                                                                  Year ended June 30
                                              --------------------------------------------------------------------------------------
                                                           1996           1995      1994       1993       1992      1991      1990
Net asset value - Beginning of period                   $22.260        $16.670   $15.860    $12.330    $11.570   $13.560   $13.540
                                                        -------        -------   -------    -------    -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.036 (c)     0.002     (0.047)    (0.083)    (0.127)    0.045     0.048
  Net realized and unrealized gain (loss)
    on investments                                        5.479         5.588      0.587      3.613      0.887    (1.992)    0.017
                                                          -----         -----      -----      -----      -----    ------     -----
    Total from investment operations                      5.515         5.590      0.810      3.530      0.760    (1.947)    0.065
                                                          -----         -----      -----      -----      -----    ------     -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 ----         ----       ----       ----       ----     (0.043)   (0.045)
From net realized gains on investments                   (1.295)        ----       ----       ----       ----      ----      ----
                                                          -----
     Total distributions declared to shareholders        (1.295)        ----       ----       ----       ----     (0.043)   (0.045)
                                                          -----        ------     ------     ------     ------    ------    ------
Net asset value - End of period                         $26.480       $22.260    $16.670    $15.860    $12.330   $11.570   $13.560
                                                        =======       =======    =======    =======    =======   =======   =======
Total return (e)                                         25.31%        33.53%      5.11%     28.63%      6.57%   (14.34)%    0.49%
                                                        =======       =======    =======    =======    =======   =======   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                  1.38%(g)      1.45%      1.56%      1.88%      2.13%     1.91%     1.67%
Interest expenses                                         ----          ----       ----       0.01%      0.06%     0.03%     0.02%
Net investment income (loss)                              0.15%(g)      0.01%     (0.27%)    (0.60%)    (0.91%)    0.33%     0.35%
Fees and expenses waived or borne by the adviser          ----          ----       ----       ----       ----      ----      ----
Portfolio turnover                                          46%           64%        35%        29%         0%       79%       17%
Average commission rate (h)                             $0.044          ----       ----       ----       ----      ----      ----
Net assets at end of period (000)                      $89,924        $40,661   $24,760    $23,716     $22,002   $28,943   $42,888
_________________________________

                                                                     CLASS A
                                              ---------------------------------------------------------

                                                                   Year Ended June 30
                                              ---------------------------------------------------------
                                                           1989        1988        1987(b)
Net asset value - Beginning of period                   $12.940     $13.810       $12.140
                                                        -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.061       0.066(d)      0.057(d)
  Net realized and unrealized gain (loss)
    on investments                                        0.929      (0.357)        1.643
                                                          -----       -----          -----
    Total from investment operations                      0.990      (0.291)        1.700
                                                          -----       -----          -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.060)     (0.074)       (0.030)
From net realized gains on investments                   (0.330)     (0.505)         ---
                                                         ------      ------        ------
    Total distributions declared to shareholders         (0.390)     (0.579)       (0.030)
                                                         ------      ------        ------
Net asset value - End of period                         $13.540     $12.940       $13.810
                                                        =======     =======       =======
Total return (e)                                          8.07%      (2.18)% (f)   14.04%(f)
                                                        =======     =======       =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                  1.69%       1.48%(d)      1.33%(d)
Interest expenses                                         ----        0.01%         0.02%
Net investment income (loss)                              0.48%       0.54%(d)      0.61%(d)
Fees and expenses waived or borne by the adviser          ----        0.23%         0.66%
Portfolio turnover                                          25%         42%           34%
Average commission rate (h)                               ----        ----           ----
Net assets at end of period (000)                       $46,415     $44,596       $38,193
_________________________________

    (a) Per share data were calculated using average shares outstanding during the period.
    (b) Investment operations commenced July 25, 1986 and ratios for the period are annualized.
    (c) Includes distribution from Advo, Inc., which amounted to $0.047 per share.
    (d) Net of fees and expenses waived or borne by the Adviser which amounted to $0.028 and $0.062 in fiscal 1988 and 1987, respectively.
    (e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charges.
    (f) Had the Adviser not waived or borne certain expenses, the Fund's total return would have been lower.
    (g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
    (h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

THE FUND'S FINANCIAL HISTORY(a) (CONT'D)
                                                                                    CLASS B
                                                                  -------------------------------------------------------------
                                                                                    Year ended
                                                                                      June 30
                                                                  -------------------------------------------------------------
                                                                         1996             1995            1994           1993 (b)
Net asset value - Beginning of period                                     $21.840          $16.470         $15.790        $13.010
                                                                          -------          -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               (0.147(d))       (0.139)         (0.176)        (0.100)
Net realized and unrealized gain (loss) on investments                      5.372            5.509           0.856          2.880
                                                                            -----            -----           -----          -----
    Total from investment operations                                        5.225            5.370           0.680          2.780
                                                                            -----            -----           -----          -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gain on investments                                      (1.295)            ----            ----           ----
                                                                           ------           ------          ------         ------
Net asset value - End of period                                           $25.770          $21.840         $16.470        $15.790
                                                                          =======          =======         =======        =======
Total return(e)                                                            24.44%           32.60%           4.31%         21.73(f)
                                                                          =======          =======         =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                                    2.13%(g)         2.20%           2.31%          2.63%(h)
Interest expense                                                            ----             ----            ----           0.01%
Net investment income (loss)                                               (0.60)%(g)       (0.74)%         (1.02)%        (1.35)(h)
Portfolio turnover                                                            46%              64%             35%            29%
Average commission rate(i)                                                $0.044             ----            ----           ----
Net assets at end of period (000)                                        $96,158           $29,458          $8,489         $1,665
_________________________________

THE FUND'S FINANCIAL HISTORY(a) (CONT'D)
                                                                       CLASS D
                                                                  -------------------
                                                                    Period ended
                                                                       June 30
                                                                  -------------------
                                                                        1996 (c)
Net asset value - Beginning of period                                    $22.550
                                                                         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (0.072)(d)
Net realized and unrealized gain (loss) on investments                     3.922
                                                                           -----
    Total from investment operations                                       3.850
                                                                           -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gain on investments                                       ----
                                                                           -----
Net asset value - End of period                                          $26.400
                                                                         =======
Total return(e)                                                           17.07%(f)
                                                                         =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                                   2.15%(g)(h)
Interest expense                                                           ----
Net investment income (loss)                                               (0.54)%(g)(h)
Portfolio turnover                                                           46%
Average commission rate(i)                                                $0.044
Net assets at end of period (000)                                         $2,585
_________________________________

    (a) Per share data was calculated using average shares outstanding during the period
    (b) Class B shares were intially offered on November 9, 1992. Per share amounts and total return (not annualized) reflect activity from that date.
    (c) Class D shares were intially offered on January 15, 1996. Per share amounts reflect activity from that date.
    (d) Includes distribution from ADVO, Inc., which amounted to $0.047 per share.
    (e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charges.
    (f)  Not annualized.
    (g) The benefits dreived from cutody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
    (h)  Annualized
    (i) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Further performance information is contained in the fund's annual report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing primarily in smaller capitalization equities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund normally invests at least 65% of its total assets in U.S. common stocks selected from the universe of stocks traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq Stock Market with market values between $20 million and $1 billion (Small Stocks). In selecting investments, the Adviser uses a disciplined process intended to create a diversified portfolio whose performance (before expenses) will exceed the Small Stock universe's while maintaining risk characteristics that are generally consistent with the universe. However, there is no assurance that the portfolio's performance will match that of the universe, or that the Fund will achieve its objective.

Small Stocks may offer greater opportunities for capital appreciation than the securities of larger, better established companies, but may also involve certain special risks related to limited product lines, markets or financial resources and dependence on a small management group. Small Stocks may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Other Investment Practices. The Fund may engage in the following investment practices, some of which are described in more detail in the Statement of Additional Information.

Index Futures. The Fund may purchase and sell U.S. stock index futures contracts, which may be considered to be derivative securities. Such transactions will be entered into to invest cash temporarily in anticipation of a market advance, but not to hedge against market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A U.S. stock index futures contract is a type of instrument akin to a group of securities representative of the underlying U.S. stock index. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. Transactions in futures may not precisely achieve the goal of gaining market exposure to the extent there is an imperfect correlation between price movements of the contracts and of the underlying securities. In addition, if the Adviser's prediction on stock market movements is inaccurate, the Fund may be worse off than if it had not purchased the futures contract.


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, the maximum initial sales charge of 1.00% on Class D shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class D shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.


Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.


All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of worker's compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.60% of the Fund's average net assets for fiscal year 1996.


James P. Haynie, Vice President of the Adviser, has managed the Fund since 1993. Prior to joining the Adviser in 1993, Mr. Haynie was a Vice President at Massachusetts Financial Services Company and a Portfolio Manager at Trinity Investment Management.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.


The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES


The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income at least semi-annually and any net realized gain at least annually.


Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. Whether you receive your distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.


HOW TO BUY SHARES


Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50, and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class D shares, and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


The Fund also offers Class Z shares which are offered through a separate Prospectus only to (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates. .


Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                         Initial Sales Charge
                                                  Retained by
                                                  Financial
                                                 Service Firm
                                     as % of         as % of
                                 Amount   Offering  Offering
Amount Purchased                 Invested    Price     Price
[S]                               [C]         [C]       [C]
Less than $50,000                 6.10%       5.75%     5.00%
$50,000 to less than $100,000     4.71%       4.50%     3.75%
$100,000 to less than $250,000    3.63%       3.50%     2.75%
$250,000 to less than $500,000    2.56%       2.50%     2.00%
$500,000 to less than $1,000,000  2.04%       2.00%     1.75%
$1,000,000 or more                0.00%       0.00%     0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                         Commission
[S]                                        [C]
First $3,000,000                           1.00%
Next $2,000,000                            0.50%
Over $5,000,000                            0.25%(1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:


                Years              Contingent Deferred
           After Purchase             Sales Charge
                 [S]                   [C]
                 0-1                   5.00%
                 1-2                   4.00%
                 2-3                   3.00%
                 3-4                   3.00%
                 4-5                   2.00%
                 5-6                   1.00%
             More than 6               0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class D Shares. Class D shares are offered at net asset value plus a 1.00% initial sales charge, subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year from the first day of the month after purchase.


The Distributor pays financial service firms an initial commission of 1.85% on purchases of Class D shares and an ongoing commission of 0.65% annually. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class D shares. Purchases of $250,000 or more must be for Class A or Class D shares. Purchases of $500,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.


In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.


Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced or without an initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."


Class A shares of the Fund may also be purchased at net asset value by (i) investment advisors or financial planners who have entered into agreements with the Distributor (or who maintain a master account with a broker or agent that has entered into such an agreement) and who charge a management, consulting or other fee for their services, and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and (ii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts," where the plans are administered by firms that have entered into agreements with the Distributor or the Transfer Agent.


Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.


Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application.

HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.


General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.


The Fund may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See
"Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.


HOW TO EXCHANGE SHARES


Exchanges at net asset value may be made among shares of the same class of most Colonial funds. Not all Colonial funds offer Class D shares. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.


Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.


Class D Shares. Exchanges of Class D shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.

TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized transactions in the event reasonable procedures are not employed. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number.
Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.


12B-1 PLANS


Under 12b-1 Plans, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to its Class A, Class B and Class D shares. The Fund also pays the Distributor monthly a annual distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class D shares. Because the Class B and Class D shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class D shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust was organized in 1991 as a Massachusetts business trust. The Fund represents the entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholdersreceive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:















Printed in U.S.A.


October 28, 1996


COLONIAL SMALL
STOCK FUND

PROSPECTUS


Colonial Small Stock Fund seeks long-term growth by investing primarily in smaller capitalization equities.



For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the October 28, 1996 Statement of Additional Information.




















FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

                                COLONIAL TRUST VI

          Cross Reference Sheet (Colonial Small Stock Fund Class Z)
          ---------------------------------------------------------

Item Number of Form N-1A                  Location or Caption in Prospectus

Part A

1.                                        Cover Page

   2.                                     Summary of Expenses

   3.                                     The Fund's Financial History

   4. Organization and History; How the Fund Pursues its Objective and Certain Risk Factors; The Fund's Investment Objective

   5. Cover Page; How the Fund is Managed; Organization and History; The Fund's Investment Objective

   6.                                     Organization and History;
                                          Distributions and Taxes; How to Buy
                                          Shares

   7.                                     How to Buy Shares; How the Fund
                                          Values its Shares; Back Cover

   8.                                     How to Sell Shares; How to Exchange
                                          Shares; Telephone Transactions

   9.                                     Not Applicable





October 28, 1996


COLONIAL SMALL STOCK FUND

CLASS Z SHARES

PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Small Stock Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks long-term growth by investing primarily in smaller capitalization equities. The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Class Z shares of the Fund. Read it carefully and retain it for future reference.


Class Z shares may be purchased only by (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates.


More detailed information about the Fund is in the October 28, 1996, Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.



Contents                                            Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective
How the Fund Measures ts Performance
How the Fund is Managed
How the Fund Values its Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
Organization and History



FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES



Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class Z shares of the Fund. See "How the Fund is Managed" for a more complete description of the Fund's various costs and expenses.



Shareholder Transaction Expenses (1)(2)

Maximum Initial Sales Charge Imposed on a Purchase
  (as a % of offering price)                                  0.00%
Maximum Contingent Deferred Sales Charge
  (as a % of offering price)                                  0.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Sell Shares."


(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.


Annual Operating Expenses (as a % of average net assets)




Management fee                                               0.60%
12b-1 fee                                                    0.00
Other expenses                                               0.53
                                                             ----
Total expenses                                               1.13%
                                                             ====



Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Class Z shares of the Fund for the periods specified, assuming a 5% annual return with or without redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.


Period:

1 year                                                        $  11
3 years                                                       $  36
5 years                                                       $  62
10 years                                                      $ 135












THE FUND'S FINANCIAL HISTORY(a)

The following schedule of financial highlights for a Class Z share outstanding throughout the period has been examined by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual
Report, and is incorporated by reference into the Statement of Additional Information.



                                                                                       CLASS Z
                                                                                   ---------------------
                                                                                       Period ended
                                                                                        June 30
                                                                                   ---------------------
                                                                                          1996 (b)
Net asset value - Beginning of period                                                       $24.790
                                                                                            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                  0.096(c)
Net realized and unrealized gain (loss) on investments                                        2.959
                                                                                              -----
    Total from investment operations                                                          3.055
                                                                                              -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gain on investments                                                        (1.295)
                                                                                             ------
Net asset value - End of period                                                             $26.550
                                                                                            =======
Total return(d)                                                                              12.81%(e)
                                                                                             =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                                                                      1.13%(f)(g)
Net investment income (loss)                                                                  0.41%(f)(g)
Portfolio turnover                                                                              46%
Average commission rate(h)                                                                   $0.044
Net assets at end of period (000)                                                            $3.616
_________________________________



  (a) Per share data were calculated using average shares outstanding during the period.
  (b) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.
  (c) Includes  distribution  from Advo, Inc.  which  amounted  to $0.047  per share.
  (d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charges.
  (e)  Not annualized.
  (f)  The  benefits  derived  from  custody  credits  and  directed   brokerage
       arrangements had no impact. Prior years' ratios are net of benefits received, if any.
  (g)  Annualized.
  (h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing primarily in smaller capitalization equities.


HOW THE FUND PURSUES ITS OBJECTIVE

The Fund normally invests at least 65% of its total assets in U.S. common stocks selected from the universe of stocks traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq Stock Market with market values between $20 million and $1 billion (Small Stocks). In selecting investments, the Adviser uses a disciplined process intended to create a diversified portfolio whose performance (before expenses) will exceed the Small Stock universe's while maintaining risk characteristics that are generally consistent with the universe. However, there is no assurance that the portfolio's performance will exceed that of the universe, or that the Fund will achieve its objective.

Small Stocks may offer greater opportunities for capital appreciation than the securities of larger, better established companies, but may also involve certain special risks related to limited product lines, markets or financial resources and dependence on a small management group. Small Stocks may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Other Investment Practices. The Fund may engage in the following investment practices, some of which are described in more detail in the Statement of Additional Information.

Index Futures. The Fund may purchase and sell U.S. stock index futures contracts. Such transactions will be entered into to invest cash temporarily in anticipation of a market advance, but not to hedge against market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. Transactions in futures may not precisely achieve the goal of gaining market exposure to the extent there is an imperfect correlation between price movements of the contracts and of the underlying securities. In addition, if the Adviser's prediction on stock market movements is inaccurate, the Fund may be worse off than if it had not purchased the futures contract.


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.



HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions. Other total returns differ from the average annual total return only in that they may relate to different time periods and may represent aggregate as opposed to average annual total returns.

Yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Distribution rate is calculated by dividing the most recent twelve months' distributions by the net asset value at the end of the period. Performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See
"Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.


HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which is in turn an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.60% of the Fund's average net assets for fiscal year 1996.


James P. Haynie, Vice President of the Adviser, has managed the Fund since 1993. Prior to joining the Adviser in 1993, Mr. Haynie was a Vice President at Massachusetts Financial Services Company and a Portfolio Manager at Trinity Investment Management.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total net asset value attributable to Class Z shares by the number of Class Z shares outstanding. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.



DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income at least semi-annually and any net realized gain at least annually.


Distributions are invested in additional Class Z shares at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional Class Z shares at net asset value. To change your election, call the Transfer Agent for information. Whether you receive your distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.



HOW TO BUY SHARES

Class Z shares are offered continuously at net asset value without a sales charge. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value. Certificates will not be issued for Class Z shares. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information.


In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.



Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call
1-800-345-6611.


Other Classes of Shares.   In addition to Class Z shares, the Fund offers three
other classes of shares, Classes A, B and D, through a separate Prospectus.




Which Class is more beneficial to an investor depends on the amount and intended length of the investment. In general, anyone eligible to purchase Class Z shares, which do not bear 12b-1 fees or contingent deferred sales charges,should do so in preference over other classes.


Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other Colonial funds. See the Statement of Additional Information for more information.


HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.


The Fund may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See
"Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.



HOW TO EXCHANGE SHARES


Class Z shares may be exchanged at net asset value into the Class A shares of any other Colonial fund. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.



TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized transactions in the event reasonable procedures are not employed. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number.
Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders, and/or their financial advisors are not obligated to transact by telephone.



ORGANIZATION AND HISTORY

The Trust was organized in 1991 as a Massachusetts business trust. The Fund represents the entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.










Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:

















Printed in U.S.A.


October 28, 1996


COLONIAL SMALL
STOCK FUND

CLASS Z SHARES

PROSPECTUS


Colonial Small Stock Fund seeks long-term growth by investing primarily in smaller capitalization equities.



For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the October 28, 1996, Statement of Additional Information.






FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

Part A of Post-Effective Amendment No. 10 as it relates to the Prospectuses of Colonial Aggressive Growth Fund, Colonial Equity Income Fund and Colonial International Equity Fund, filed with the Commission on September 27, 1996, is incorporated herein by reference.






                                COLONIAL TRUST VI

            Cross Reference Sheet (Colonial U.S. Fund for Growth)
            -----------------------------------------------------

Item Number of Form N-1A                  Location or Caption in the
                                          Statement of Additional Information

Part B

   10.                                    Cover Page

   11.                                    Table of Contents

   12.                                    Not Applicable

   13.                                    Investment  Objective  and Policies;
                                          Fundamental   Investment   Policies;
                                          Other      Investment      Policies;
                                          Portfolio  Turnover;   Miscellaneous
                                          Investment Practices

   14.                                    Fund Charges and Expenses;
                                          Management of the Colonial Funds

   15.                                    Fund Charges and Expenses

   16.                                    Fund Charges and Expenses;
                                          Management of the Colonial Funds;
                                          Sub-Adviser

   17.                                    Fund Charges and Expenses;
                                          Management of the Colonial Funds;
                                          Sub-Adviser

   18.                                    Shareholder Meetings; Shareholder
                                          Liability

   19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                                          Programs/Investor Services;
                                          Programs For Reducing or
                                          Eliminating Sales Charges; How to
                                          Sell Shares; How to Exchange Shares

   20.                                    Taxes

   21.                                    Fund Charges and Expenses;
                                          Management of the Colonial Funds

   22.                                    Fund Charges and Expenses;
                                          Investment Performance; Performance
                                          Measures

   23.                                    Independent Accountants




                          COLONIAL U.S. FUND FOR GROWTH
                       Statement of Additional Information

                                October 28, 1996



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial U.S. Fund for Growth (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated October 28, 1996. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

      Part 1                                                            Page

      Definitions
      Investment Objective and Policies
      Fundamental Investment Policies
      Other Investment Policies
      Portfolio Turnover
      Fund Charges and Expenses
      Sub-Adviser
      Investment Performance
      Custodian
      Independent Accountants

      Part 2

      Miscellaneous Investment Practices
      Taxes
      Management of the Colonial Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sales Charges
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions
      Shareholder Liability
      Shareholder Meetings
      Performance Measures
      Appendix I
      Appendix II


                                     Part 1
                          COLONIAL U.S. FUND FOR GROWTH
                       Statement of Additional Information

                                October 28, 1996


DEFINITIONS

          "Trust"                        Colonial Trust VI
          "Trust"                        Colonial U.S. Fund for Growth
          "Adviser"                      Colonial Management Associates, Inc.,
                                         the Fund's investment adviser
          "CISI"                         Colonial Investment Services, Inc., the
                                         Fund's distributor
          "CISC"                         Colonial Investors Service Center,Inc.,
                                         the Fund's shareholder services and
                                         transfer agent
          "State Street" or "Sub         State Street Global Advisors, the
           Adviser"                      Fund's Sub-Adviser



INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus  describes the Fund's  investment  objective and policies.
Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


         Repurchase Agreements
         Money Market Instruments
         Securities Loans
         Short-Term Trading
         Foreign Securities

Except as described below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:
1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities; the value of such real estate may not exceed 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Underwrite securities issued by others only when disposing of portfolio securities;
5. Make loans (i) through lending of securities not exceeding 30% of total assets, (ii) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and
      (iii) through repurchase agreements; and

6. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.


OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;
3. Own securities of any company if the Fund knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;
4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;
5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;
6.    Pledge more than 33% of its total assets;
7. Purchase any security if, as a result of such purchase, more than 10% of its total assets would then be invested in the securities of issuers which are restricted as to disposition;
8. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts exceeds 5% of its total assets;
9. Invest more than 15% of its net assets in illiquid assets (i.e., assets which may not be sold in the ordinary course at approximately the price at which they are valued by the Fund); and
10. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value for this purpose.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, the issuer is the entity whose revenues support the security.


PORTFOLIO TURNOVER
The Fund cannot accurately predict portfolio turnover rate, but the Adviser and State Street anticipate that it will not exceed 100%. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. High portfolio turnover involves correspondingly greater brokerage commission and other transaction costs, which will be borne directly by the Fund.


                               Year ended June 30
                               ------------------

                               1996          1995
                               ----          ----
                               89%           84%


FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average net assets of the Fund, determined at the close of each business day during the month, at the annual rate of 0.80%, subject to any voluntary reduction that the Adviser may agree to from time to time.

Recent Fees paid to the Adviser, CISI and CISC (dollars in thousands)

                                                                        Year ended June 30
                                                                        ------------------


                                                     1996                   1995                     1994
                                                     ----                   ----                     ----
Management fee                                      $3,342                 $2,266                   $1,626
Bookkeeping fee                                        156                    109                       81
Shareholder service and transfer agent fee           1,262                    864                      598
12b-1 fee
     Service fee (Classes A , B and D)               1,045                    707                      511(a)
     Distribution fee (Class B)                      1,978                  1,319                      957
     Distribution fee (Class D)                         42                     11                        0


(a) Applicable to Class A and Class B shares only. Class D shares were initially offered on July 1, 1994.

Brokerage Commissions (dollars in thousands)

                                                                     Year ended June 30
                                                                     ------------------


                                                     1996                   1995                   1994
                                                     ----                   ----                   ----
Total commissions                                    $ 803                  $ 576                  $ 608
Directed transactions (b)                           18,970                 16,594                 13,253
Commissions on directed transactions                    24                     29                     16


(b) See "Management of the Colonial Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.


Trustees' Fees
For the fiscal year ended June 30, 1996 and the calendar year ended December 31, 1995, the Trustees received the following compensation for serving as Trustees:


                            Aggregate                   Total Compensation From
                            Compensation                Trust and Fund Complex
                            From Fund For The           Paid To The Trustees For
                            Fiscal Year Ended           The Calendar Year Ended
Trustee                     June 30, 1996               December 31, 1995(c)
-------                     -------------                --------------------

Robert J. Birnbaum(d)         $   2,017                     $  71,250
Tom Bleasdale                   2,221(e)                       98,000 (f)
Lora S. Collins                 2,037                          91,000
James E. Grinnell(d)              2,050                        71,250
William D. Ireland, Jr.         2,547                         113,000
Richard W. Lowry(d)               2,056                        71,250
William E. Mayer                2,010                          91,000
James L. Moody, Jr.             2,297(g)                       94,500(h)
John J. Neuhauser               2,033                          91,000
George L. Shinn                 2,292                         102,500
Robert L. Sullivan              2,249                         101,000
Sinclair Weeks, Jr.             2,570                         112,000


(c) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.


(d)     Elected as a Trustee of the Colonial Funds complex on April 21, 1995.


(e)     Includes $929 payable in later years as deferred compensation.


(f)     Includes $49,000 payable in later years as deferred compensation.


(g) Total compensation of $2,297 will be payable in later years as deferred compensation.


(h) Total compensation of $94,500 for the calendar year ended December 31, 1995, will be payable in later years as deferred compensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds II) for the period January 1, 1995 through March 26, 1995 (i):


                                                            Total Compensation
                        Total Compensation From             From Liberty Funds I
                        Liberty Funds II For The            For The Calendar Year
                        Period January 1, 1995              Ended December 31,
Trustee                 through March 26, 1995              1995(j)
-------                 ----------------------              -------

Robert J. Birnbaum       $2,900                                 $ 16,675
James E. Grinnell         2,900                                   22,900
Richard W. Lowry          2,900                                   26,250(k)


(i) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was reorganized into a new portfolio of Colonial Trust
       III. Prior to their election as Trustees of Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II; they continue to serve as Trustees or Directors of Liberty Funds I.




(j) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).



(k) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. (Newport Pacific) and Stein Roe and Farnham Incorporated, each an affiliate of the Adviser.


Ownership of the Fund

At September 30, 1996, the Trustees and officers of the Fund as a group owned approximately 287,619 Class A shares representing 2.49% of the outstanding Class A shares of the Fund. Mr. Stern, who is an officer of the Trust, held 272,265 Class A shares, representing 2.36% of the then outstanding shares.
This holding consisted entirely of shares held by him and certain employees of the Adviser as Co-Trustees of The Colonial Group, Inc. Profit Sharing Plan with respect to which they share voting and investment power.


At October 4, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive, East, Jacksonville, FL 32216 owned 648,807 Class A shares, 2,126,650 Class B shares and 59,147 Class D shares representing 5.61%, 9.93% and 9.55%, respectively, of the total outstanding Class A, Class B and Class D shares of the Fund.


At September 30, 1996, there were 13,193 Class A, 30,379 Class B and 562 Class D record holders of the Fund.

Sales Charges (dollars in thousands)

                                                      Class A Shares

                                                      Year ended June 30
                                                      -------------------


                                               1996           1995          1994
                                               ----           ----          ----
Aggregate initial sales charges on Fund
share sales                                    $940           $601         $976
Initial sales charges retained by CISI          139             75           97





                                                         Class B Shares               Class D Shares

                                                       Year ended June 30             Year ended June 30
                                                       ------------------             ------------------


                                                 1996          1995         1994      1996         1995
                                                 ----          ----         ----      ----          ----
Aggregate contingent deferred sales charges
(CDSC) on Fund redemptions                       $138          $501         $289     $0(l)          $3(m)



(l)  Rounds to less than $1,000.


(m)  Class D shares were initially offered on July 1, 1994.


SUB-ADVISER

Under a Sub-Advisory Agreement (Agreement) among State Street, the Adviser and the Trust, State Street subject to the Adviser's and the Trustees' supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, State Street is entitled to receive from the Adviser a monthly fee at an annual rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of the next $150 million of average daily net assets and 0.35% of average daily net assets in excess of $200 million. State Street has voluntarily agreed to waive a portion of its fee so that its actual annual fee will not exceed 0.32% of the Fund's average daily net assets. For the fiscal year ended June 30, 1996, State Street received 0.40% of the Fund's average daily net assets.


The Agreement provides that State Street shall not be subject to any liability to the Trust or the Fund, or to any shareholder of the Trust or the Fund for any act or omission in the course of, or connected with, rendering services to the Trust or the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of State Street.

The Agreement may be terminated at any time on 60 days' written notice to State Street by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund or on 60 days' written notice to the Adviser and the Trust by State Street. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Portfolio Transactions

Investment decisions. State Street is the largest provider of securities processing and recordkeeping services for U.S. mutual funds and pension funds. State Street is a wholly-owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street Global Advisors, the investment management division of State Street, was established in 1978, and specializes in quantitative investment products and is the largest U.S. manager of international pension assets. State Street Global Advisors, with over $232 billion (U.S.) under management, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Dubai, Munich, Montreal and Paris.


Clients advised by State Street sometimes invest in securities in which the Fund also invests. If the Fund and such other clients desire to buy or sell the same portfolio securities, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining State Street as sub-adviser to the Fund outweighs the disadvantages, if any, which might result from these practices.

Selection of broker-dealers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, State Street may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute securities transactions for the Fund.

State Street places the transactions of the Fund with broker-dealers selected by State Street and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the effecting of closing purchase and sale transactions. The Fund from time to time also executes portfolio transactions with such broker-dealers acting as principals. The Fund does not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is State Street's policy always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Brokerage and research services. Subject to such practice of always seeking best execution, securities transactions of the Fund may be executed by broker-dealers who also provide brokerage and research services (as defined below) to State Street. State Street may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund. To the extent that such services are used by State Street, they tend to reduce State Street's expenses. In State Street's opinion, it is impossible to assign an exact dollar value for such services.

Subject to such policies as the Trustees may determine, State Street may cause the Fund to pay a broker-dealer which provides brokerage and research services to State Street an amount of commission for effecting a securities transaction, including a closing purchase or sale transaction, for the Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). State Street must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or State Street's overall responsibilities to the Fund and all its other clients.




12b-1 Plans, CDSC and Conversion of Shares

The Fund offers three classes of shares - Class A, Class B and Class D. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans (Plans) pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI monthly an annual service fee of 0.25% of the net assets attributed to each Class of shares and a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class D shares. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.


The Plans authorize any other payments by the Fund to CISI including its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are non-interested persons is effected by such non-interested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class D shares are offered at net asset value plus a 1.00% initial sales charge and subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


Sales-related expenses (for the fiscal year ended June 30, 1996) (dollars in thousands) of CISI relating to the Fund, were as follows:


                                                                Class A Shares      Class B Shares     Class D Shares


Fees to FSFs                                                         $332               $2,787               $55
Cost of sales material relating to the Fund (including
printing and mailing expenses)                                         81                  180                17
Allocated travel, entertainment and other promotional
expenses(including advertising)                                       105                  233                20



INVESTMENT PERFORMANCE

The Fund's Class A, Class B and Class D yields for the month ended June 30, 1996 were:



        Class A Shares             Class B Shares               Class D Shares

              0.70%                      (0.01)%                     (0.01)%



The Fund's average annual total returns at June 30, 1996 were:


                                                            Class A Shares


                                                                       Period July 1, 1992
                                                                   (commencement of investment
                                                                           operations)
                                            1 Year                     through June 30, 1996
                                            ------                     ---------------------



 With sales charge of 5.75%                 12.02%                            13.56%
 Without sales charge                       18.85%                            15.25%





                                                   Class B Shares


                                                                       Period July 1, 1992
                                                                   (commencement of investment
                                                                            operations)
                                                1 Year                 through June 30, 1996
                                                ------                 ---------------------



With applicable CDSC                           12.91%(5.00% CDSC)                 13.83%(3.00% CDSC)
Without CDSC                                   17.91%                             14.34%


                                                             Class D Shares

                                                                             Period July 1, 1994
                                                                   (commencement of investment operations)
                                           1 Year                           through June 30, 1996
                                           ------                           ---------------------
With applicable CDSC                       15.66%(1.00% CDSC)                       20.25% (1.00% CDSC)
Without CDSC                               17.84%                                   20.85%



The Fund's Class A, Class B and Class D distribution rates at June 30, 1996, which are based on distributions for the twelve months then ended and the maximum offering price, were 0.77%, 0.12% and 0.20%, respectively.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP are the Trust's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing on pages 6 to 23 of the June 30, 1996 Annual Report, are incorporated in this SAI by reference.



                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most Colonial funds. "Colonial funds" or "funds" include each series of Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII. In certain cases, the discussion applies to some but not all of the Colonial funds, and you should refer to your Fund's Prospectus and to
Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES


Part 1 of this Statement lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in
Part 1 of this SAI, it is not applicable to your Fund.


Short-Term Trading
In seeking the fund's investment objective, the Adviser will buy or sell portfolio securities whenever it believes it is appropriate. The Adviser's decision will not generally be influenced by how long the fund may have owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Adviser considers a change in the fund's portfolio.

Lower Rated Bonds
Lower rated bonds are those rated lower than Baa by Moody's, BBB by S&P, or comparable unrated securities. Relative to comparable securities of higher quality:

1.           the market price is likely to be more volatile because:

       a. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default;

       b. the secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

       c. existing legislation limits and future legislation may further limit (i) investment by certain institutions or (ii) tax deductibility of the interest by the issuer, which may adversely affect value; and

       d. certain lower rated bonds do not pay interest in cash on a current basis. However, the fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

2. the fund's achievement of its investment objective is more dependent on the Adviser's credit analysis.

3. lower rated bonds are less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

Small Companies
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Foreign Securities
The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (but not depreciation) on its holdings of PFICs as of the end of its fiscal year.


Zero Coupon Securities (Zeros)
The fund may invest in debt securities which do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities which are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the fund and distributed to its shareholders. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.


Step Coupon Bonds (Steps)
The fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.


Tender Option Bonds
A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons.


Pay-In-Kind (PIK) Securities
The fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments
Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.


Securities Loans
The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

Forward Commitments
The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued securities") if the fund holds until the settlement date, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

Mortgage Dollar Rolls
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Also, the transaction costs may exceed the return earned by the fund from the transaction.

Repurchase Agreements
The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


Reverse Repurchase Agreements
In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Options on Securities
Writing covered options. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.


Futures Contracts and Related Options
Upon entering into futures contracts, in compliance with the Securities and Exchange Commission's requirements, cash, cash equivalents or high-grade debt securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian. For example, if a fund investing primarily in foreign equity securities enters into a contract denominated in a foreign currency, the fund will segregate cash, cash equivalents or high-grade debt securities equal in value to the difference between the fund's obligation under the contract and the aggregate value of all readily marketable equity securities denominated in the applicable foreign currency held by the fund.


A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on futures contracts. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to the Adviser`s ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


Use by tax-exempt funds of U.S. Treasury security futures contracts and options. The funds investing in tax-exempt securities issued by a governmental entity may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.


Successful use of index futures by the fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on indices. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

Foreign Currency Transactions
The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging". When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash, cash equivalents or high-grade debt securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian. For example, if a fund investing primarily in foreign equity securities enters into a contract denominated in a foreign currency, the fund will segregate cash, cash equivalents or high-grade debt securities equal in value to the difference between the fund's obligation under the contract and the aggregate value of all readily marketable equity securities denominated in the applicable foreign currency held by the fund.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests
The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.


The determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security are made based on all relevant factors. These factors include among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.


Stand-by Commitments
When the fund purchases municipal obligations it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities.) The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.


Rule 144A Securities
The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than its investment restriction on illiquid securities allows. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


TAXES
All discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax adviser for state and local tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate alternative minimum tax (AMT).

Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisers about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.


Distributions from Tax-Exempt Funds. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from Federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.


The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of net long-term gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time fund shares are held.

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

Special Tax Rules Applicable to Tax-Exempt Funds. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

Sales of Shares. In general, any gain or loss realized upon a taxable disposition of shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss assuming such shares are held as a capital asset. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, CISC may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

Excise Tax. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities).

Futures Contracts. Accounting for futures contracts will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on the closing out of a futures contract will result in a capital gain or loss for tax purposes. In addition, certain futures contracts held by the fund (so-called "Section 1256 contracts") will be required to be "marked-to-market" (deemed sold) for federal income tax purposes at the end of each fiscal year. Sixty percent of any net gain or loss recognized on such deemed sales or on actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

However, if a futures contract is part of a "mixed straddle" (i.e., a straddle comprised in part of Section 1256 contracts), a fund may be able to make an election which will affect the character arising from such contracts as long-term or short-term and the timing of the recognition of such gains or losses. In any event, the straddle provisions described below will be applicable to such mixed straddles.

Special Tax Rules Applicable to "Straddles". The straddle provisions of the Code may affect the taxation of the fund's options and futures transactions and transactions in securities to which they relate. A "straddle" is made up of two or more offsetting positions in "personal property," including debt securities, related options and futures, equity securities, related index futures and, in certain circumstances, options relating to equity securities, and foreign currencies and related options and futures.

The straddle rules may operate to defer losses realized or deemed realized on the disposition of a position in a straddle, may suspend or terminate the fund's holding period in such positions, and may convert short-term losses to long-term losses in certain circumstances.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain foreign taxes paid by the fund. The Adviser will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Certain securities are considered to be Passive Foreign Investment Companies (PFICS) under the Code, and the fund is liable for any PFIC-related taxes.


MANAGEMENT OF THE COLONIAL FUNDS (in this section, and the following sections entitled "Trustees and Officers," "The Management Agreement," "Administration Agreement," "The Pricing and Bookkeeping Agreement," "Portfolio Transactions," "Investment decisions," and "Brokerage and research services," the "Adviser" refers to Colonial Management Associates, Inc.)
The Adviser is the investment adviser to each of the Colonial funds (except for Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Tiger Cub Fund and Colonial Newport Japan Fund - see Part I of each Fund's respective SAI for a description of the investment adviser). The Adviser is a subsidiary of The Colonial Group, Inc. (TCG), One Financial Center, Boston, MA 02111. TCG is a direct subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct subsidiary of LFC Holdings, Inc., which in turn is a direct subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

Trustees and Officers (this section applies to all of the Colonial funds)

Name and Address                Age      Position with Fund     Principal Occupation During Past Five Years
----------------                ---      ------------------     -------------------------------------------

Robert J. Birnbaum(1) (2)       68       Trustee            Retired since 1994 (formerly Special Counsel, Dechert
313 Bedford Road                                            Price & Rhoads from September, 1988 to December, 1993)
Ridgewood, NJ 07450

Tom Bleasdale                   65       Trustee            Retired since 1993 (formerly Chairman of the Board and
1508 Ferncroft Tower                                        Chief Executive Officer, Shore Bank & Trust Company from
Danvers, MA 01923                                           1992-1993), is a Director of The Empire Company since
                                                            June, 1995 (3)

Lora S. Collins                 60       Trustee            Attorney with Kramer, Levin, Naftalis, Nessen, Kamin &
919 Third Avenue                                            Frankel since September, 1986 (3)
New York, NY 10022

James E. Grinnell (1) (2)       66       Trustee            Private Investor since November, 1988
22 Harbor Avenue
Marblehead, MA 01945

William D. Ireland, Jr.         72       Trustee            Retired since 1990, is a Trustee of certain charitable
103 Springline Drive                                        and non-charitable organizations since February, 1990 (3)
Vero Beach, FL 32963


Richard W. Lowry (1) (2)        60       Trustee            Private Investor since August, 1987
10701 Charleston Drive
Vero Beach, FL 32963


William E. Mayer*               55       Trustee            Dean, College of Business and Management, University of
College Park, MD 20742                                      Maryland since October, 1992 (formerly Dean, Simon
                                                            Graduate School of Business, University of Rochester from
                                                            October, 1991 to July, 1992) (3)


James L. Moody, Jr.             64       Trustee            Chairman of the Board, Hannaford Bros., Co. since May,
                                                            1984 (formerly Chief Executive Officer, Hannaford Bros.
                                                            Co. from May, 1973 to May, 1992) (3)

John J. Neuhauser               52       Trustee            Dean, Boston College School of Management since 1978 (3)
140 Commonwealth Avenue
Chestnut Hill, MA 02167

George L. Shinn                 73       Trustee            Financial Consultant since 1989 (formerly Chairman, Chief
The First Boston Corp.                                      Executive Officer and Consultant, The First Boston
Tower Forty Nine                                            Corporation from 1983 to July, 1991) (3)
12 East 49th Street
New York, NY 10017

Robert L. Sullivan              68       Trustee            Self-employed Management Consultant since January, 1989
7121 Natelli Woods Lane                                     (3)
Bethesda, MD 20817

Sinclair Weeks, Jr.             72       Trustee            Chairman of the Board, Reed & Barton Corporation since
Bay Colony Corporate Ctr.                                   1987 (3)
Suite 4550
1000 Winter Street
Waltham, MA 02154

Harold W. Cogger                59       President          President of Colonial funds since March, 1996 (formerly
                                         (formerly Vice     Vice President from July, 1993 to March, 1996); is
                                         President)         President since July, 1993, Chief Executive Officer
                                                            since  March,   1995 and  Director  since March,  1984
                                                            of the Adviser (formerly Executive Vice President   of   the
                                                            Adviser from October,1989 to July, 1993);President since
                                                            October, 1994, Chief Executive Officer since March, 1995
                                                            and  Director since October, 1981 of TCG;  Executive Vice
                                                            President and Director, Liberty Financial (3)


Peter L. Lydecker               42       Chief Financial    Chief Financial Officer, Chief Accounting Officer and
                                         Officer, Chief     Controller of Colonial funds since June, 1993 (formerly
                                         Accounting         Assistant Controller from March, 1985 to June, 1993);
                                         Officer and        is Vice President of the Adviser since June, 1993
                                         Controller         (formerly Assistant Vice President of the Adviser from
                                         (formerly          August, 1988 to June, 1993) (3)
                                         Assistant
                                         Controller)


Davey S. Scoon                  49       Vice President     Vice President of Colonial funds since June, 1993, is
                                                            Executive Vice President since July, 1993 and Director
                                                            since March, 1985 of the Adviser (formerly Senior Vice
                                                            President and Treasurer of the Adviser from March, 1985
                                                            to July, 1993); Executive Vice President and Chief
                                                            Operating Officer, TCG since March, 1995 (formerly Vice
                                                            President - Finance and Administration of TCG from
                                                            November, 1985 to March, 1995) (3)



Arthur O. Stern                 56       Secretary          Secretary of Colonial funds since 1985, is Director
                                                            since 1985, Executive Vice President since July, 1993,
                                                            General Counsel, Clerk and Secretary since March, 1985
                                                            of the Adviser; Executive Vice President, Legal since
                                                            March, 1995 and Clerk since March, 1985  of TCG
                                                            (formerly Executive Vice President, Compliance from
                                                            March, 1995 to March, 1996 and Vice President - Legal
                                                            of TCG from March, 1985 to March, 1995) (3)

(1)      Elected to the Colonial Funds complex on April 21, 1995.

(2) On April 3, 1995, and in connection with the merger of TCG with a subsidiary of Liberty Financial which occurred on March 27, 1995, Liberty Financial Trust (LFT) changed its name to Colonial Trust VII. Prior to the merger, each of Messrs. Birnbaum, Grinnell, and Lowry was a Trustee of LFT. Mr. Birnbaum has been a Trustee of LFT since November, 1994. Each of Messrs. Grinnell and Lowry has been a Trustee of LFT since August, 1991. Each of Messrs. Grinnell and Lowry continue to serve as Trustees under the new name, Colonial Trust VII, along with each of the other Colonial Trustees named above. The Colonial Trustees were elected as Trustees of Colonial Trust VII effective April 3, 1995.

(3) Elected as a Trustee or officer of the LFC Utilities Trust, the master fund in Colonial Global Utilities Fund, a series of Colonial Trust III (LFC Portfolio) on March 27, 1995 in connection with the merger of TCG with a subsidiary of Liberty Financial.

* Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the fund or the Adviser.

The address of the officers of each Colonial Fund is One Financial Center, Boston, MA 02111.


The Trustees serve as trustees of all Colonial funds for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $7,500 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended. Two-thirds of the Trustee fees are allocated among the Colonial funds based on each fund's relative net assets and one-third of the fees are divided equally among the Colonial funds.


The Adviser and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Adviser currently serves as investment adviser and administrator for 33 open-end and 5 closed-end management investment company portfolios, and is the administrator for 5 open-end management investment company portfolios (collectively, Colonial funds). Trustees and officers of the Trust, who are also officers of the Adviser or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisers have recommended Colonial funds to over 800,000 clients worldwide, representing more than $16.3. billion in assets.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Management Agreement (this section does not apply to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund or Colonial Newport Tiger Cub Fund)
Under a Management Agreement (Agreement), the Adviser has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Colonial fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month.


The Adviser's compensation under the Agreement is subject to reduction in any fiscal year to the extent that the total expenses of each fund for such year (subject to applicable exclusions) exceed the most restrictive applicable expense limitation prescribed by any state statute or regulatory authority in which the Trust's shares are qualified for sale. The most restrictive expense limitation applicable to a Colonial fund is 2.5% of the first $30 million of the Trust's average net assets for such year, 2% of the next $70 million and 1.5% of any excess over $100 million.

Under the Agreement, any liability of the Adviser to the fund and its shareholders is limited to situations involving the Adviser's own willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of typesetting for its Prospectuses and the cost of printing and mailing any Prospectuses sent to shareholders. CISI pays the cost of printing and distributing all other Prospectuses.

The Agreement provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.


Administration Agreement (this section applies only to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund and their respective Trusts).


Under an Administration Agreement with each Fund, the Adviser, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

            (a)       providing office space, equipment and clerical personnel;

            (b) arranging, if desired by the respective Trust, for its Directors, officers and employees to serve as Trustees, officers or agents of each Fund;

            (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

            (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

            (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

            (f)       maintaining certain books and records of each Fund.

With respect to the Colonial Municipal Money Market Fund, the Administration Agreement for this Fund provides for the following services in addition to the services referenced above:

            (g) monitoring compliance by the Fund with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") and reporting to the Trustees from time to time with respect thereto; and

            (h) monitoring the investments and operations of the SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Colonial Municipal Money Market Fund is invested and the LFC Portfolio and reporting to the Trustees from time to time with respect thereto.

The Administration Agreement has a one year term. The Adviser is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this Statement of Additional Information.

The Pricing and Bookkeeping Agreement

The Adviser provides pricing and bookkeeping services to each Colonial fund pursuant to a Pricing and Bookkeeping Agreement. The Pricing and Bookkeeping Agreement has a one-year term. The Adviser, in its capacity as the Administrator to each of Colonial Municipal Money Market Fund and Colonial Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other Colonial funds (except for Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund), the Adviser is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:


                                    1/12 of 0.000%  of the  first  $50  million;
                                    1/12 of  0.035%  of the next  $950  million;
                                    1/12 of 0.025% of the next $1 billion;
                                    1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion


The Adviser provides pricing and bookkeeping services to Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund for an annual fee of $27,000, plus 0.035% of Colonial Newport Tiger Fund's average daily net assets over $50 million.


Stein Roe & Farnham Incorporated, the investment adviser of each of the Municipal Money Market Portfolio and LFC Portfolio, provides pricing and bookkeeping services to each Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of each Portfolio over $50 million.


Portfolio Transactions
The following sections entitled "Investment decisions" and "Brokerage and research services" do not apply to Colonial Municipal Money Market Fund, Colonial U.S. Fund for Growth and Colonial Global Utilities Fund. For each of these funds, see Part 1 of its respective SAI. The Adviser of Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund follows the same procedures as those set forth under "Brokerage and research services."


Investment decisions. The Adviser acts as investment adviser to each of the Colonial funds (except for the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund, each of which is administered by the Adviser, and Colonial U.S. Fund for Growth for which investment decisions have been delegated by the Adviser to State Street Global Advisors, the fund's sub-adviser). The Adviser's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other Colonial funds and the other corporate or fiduciary clients of the Adviser. The Colonial funds and clients advised by the Adviser or the funds administered by the Adviser sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Colonial funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Adviser as investment adviser to the Colonial funds outweighs the disadvantages, if any, which might result from these practices.


The portfolio managers of Colonial International Fund for Growth, a series of Colonial Trust III, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Adviser, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

Brokerage and research services. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Colonial funds as a factor in the selection of broker-dealers to execute securities transactions for a Colonial fund.

The Adviser places the transactions of the Colonial funds with broker-dealers selected by the Adviser and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Colonial funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Colonial funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is the Adviser's policy always to seek best execution, which is to place the Colonial funds' transactions where the Colonial funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Subject to such practice of always seeking best execution, securities transactions of the Colonial funds may be executed by broker-dealers who also provide research services (as defined below) to the Adviser and the Colonial funds. The Adviser may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Adviser, they tend to reduce the Adviser's expenses. In the Adviser's opinion, it is impossible to assign an exact dollar value for such services.

Subject to such policies as the Trustees may determine, the Adviser may cause the Colonial funds to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Colonial funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of
investing  in,  purchasing  or  selling   securities  and  the  availability  of
securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Colonial funds and all its other clients.

The Trustees have authorized the Adviser to utilize the services of a clearing agent with respect to all call options written by Colonial funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund. The Trustees may further authorize the Adviser to depart from the present policy of always seeking best execution and to pay higher brokerage commissions from time to time for other brokerage and research services as described above in the future if developments in the securities markets indicate that such would be in the interests of the shareholders of the Colonial funds.

Principal Underwriter
CISI is the principal underwriter of the Trust's shares. CISI has no obligation to buy the Colonial funds' shares, and purchases the Colonial funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent
CISC is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CISC is based on the average daily net assets of each Colonial fund plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CISC. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund or Colonial funds to CISC or generally by 6 months' notice by CISC to the Fund or Colonial funds. The agreement limits the liability of CISC to the Fund or Colonial funds for loss or damage incurred by the Fund or Colonial funds to situations involving a failure of CISC to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund or Colonial funds will indemnify CISC against, among other things, loss or damage incurred by CISC on account of any claim, demand, action or suit made on or against CISC not resulting from CISC's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

DETERMINATION OF NET ASSET VALUE
Each Colonial fund determines net asset value (NAV) per share for each Class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time, 3:00 p.m. Chicago time) each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Colonial fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Trustees.


(The following two paragraphs are applicable only to Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund - "Adviser" in these two paragraphs refers to each fund's Adviser which is Newport Fund Management, Inc.)


Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Adviser, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds (this section currently applies only to Colonial Government Money Market Fund, a series of Colonial Trust II - see "Amortized Cost for Money Market Funds" under "Other Information Concerning the Portfolio" in Part 1 of the SAI of Colonial Municipal Money Market Fund for information relating to the Municipal Money Market Portfolio)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.


Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action to: realize gains or losses; shorten the portfolio's maturity; withhold distributions; redeem shares in kind; or convert to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.


See the Statement of Assets and Liabilities in the shareholder report of the Colonial Government Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CISC, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CISI's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CISI retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"). CISI generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CISI for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

CISC acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CISC, provided the new FSF has a sales agreement with CISI.

Shares credited to an account are transferable upon written instructions in good order to CISC and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, D, T or Z shares. The Colonial money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to CISC for deposit to their account.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.

Fundamatic Program. As a convenience to investors, shares of most Colonial funds may be purchased through the Colonial Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase a Colonial fund's shares at the public offering price next determined after CISI receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or from CISI.

Automated Dollar Cost Averaging (Classes A, B and D). Colonial's Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any Colonial fund in which you have a current balance of at least $5,000 into the same class of shares of up to four other Colonial funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Colonial fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your Colonial fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Colonial Investors Service Center, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment adviser to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CISI offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.


Tax-Sheltered Retirement Plans. CISI offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. The First National Bank of Boston is the Trustee of CISI prototype plans and charges a $10 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CISI.


Participants in non-Colonial prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with CISC. Participants in Colonial prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to CISC. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Colonial IRA Rollover account in any fund, or if the Plan maintains an omnibus account.


Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CISC, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.


Colonial Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.



Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another Colonial fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call CISC for more information at 1-800- 422-3737.


PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
Right of Accumulation and Statement of Intent (Class A and Class T shares only) (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, D, T and Z shares of the Colonial funds. The applicable sales charge is based on the combined total of:

1.          the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all Colonial funds' Class A shares held by the shareholder (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another Colonial fund other than a money market fund and Class B, C, D, T and Z shares).

CISI must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CISC. A Colonial fund may terminate or amend this Right of Accumulation.

Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C D, T and Z shares held by the shareholder on the date of the Statement in Colonial funds (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Colonial fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CISC will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CISI the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CISI an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CISC will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CISC at 1-800-345-6611.

Colonial Asset Builder Investment Program (this section currently applies only to the Class A shares of Colonial Growth Shares Fund and The Colonial Fund, each a series of Colonial Trust III). A reduced sales charge applies to a purchase of certain Colonial funds' Class A shares under a statement of intent for the Colonial Asset Builder Investment Program. The Program offer may be withdrawn at any time without notice. A completed Program may serve as the initial investment for a new Program, subject to the maximum of $4,000 in initial investments per investor. Shareholders in this program are subject to a 5% sales charge. CISC will escrow shares to secure payment of the additional sales charge on amounts invested if the Program is not completed. Escrowed shares are credited with distributions and will be released when the Program has ended. Shareholders are subject to a 1% fee on the amount invested if they do not complete the Program. Prior to completion of the Program, only scheduled Program investments may be made in a Colonial fund in which an investor has a Program account. The following services are not available to Program accounts until a Program has ended:

Systematic Withdrawal Plan                Share Certificates

Sponsored Arrangements                    Exchange Privilege

$50,000 Fast Cash                         Colonial Cash Connection

Right of Accumulation                     Automatic Dividend Diversification

Telephone Redemption                      Reduced Sales Charges for any "person"

Statement of Intent

*Exchanges may be made to other Colonial funds offering the Program.

Because of the unavailability of certain services, this Program may not be suitable for all investors.

The FSF receives 3% of the investor's intended purchases under a Program at the time of initial investment and 1% after the 24th monthly payment. CISI may require the FSF to return all applicable commissions paid with respect to a Program terminated within six months of inception, and thereafter to return commissions in excess of the FSF discount applicable to shares actually purchased.

Since the Asset Builder plan involves continuous investment regardless of the fluctuating prices of funds shares, investors should consult their FSF to determine whether it is appropriate. The Plan does not assure a profit nor protect against loss in declining markets.

Reinstatement Privilege. An investor who has redeemed Class A, B, D or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any Colonial fund at the NAV next determined after CISC receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.


Privileges of Colonial Employees or Financial Service Firms (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Adviser; directors, officers and employees of the Adviser, CISI and other companies affiliated with the Adviser; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CISI; and such persons' families and their beneficial accounts.


Sponsored Arrangements. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Colonial funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with CISI pursuant to which the Colonial funds are included as investment options in programs involving fee-based compensation arrangements.


Net Asset Value Exchange Privilege (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds). Class A shares of certain funds may also be purchased at reduced or no sales charge by investors moving from another mutual fund complex or a discretionary account and by participants in certain retirement plans. In lieu of the commissions described in the Prospectus, the Adviser will pay the FSF a quarterly service fee which is the service fee established for each applicable Colonial fund.


Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds) (Classes A, B, and D) CDSCs may be waived on redemptions in the following situations with the proper documentation:


1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Adviser, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly
             SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investors Services" - Systematic Withdrawal Plan.

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following (i) normal retirement (as stated in the Plan document) or
             (ii) separation from service. CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Colonial funds for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CISC, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, CISC, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call CISC for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CISC and may charge for this service.

Systematic Withdrawal Plan
If a shareholder's Account Balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Colonial fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B and Class D shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's Account Balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Code regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class D share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's Account Balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CISC will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.


Telephone Redemptions. All Colonial funds shareholders and/or their financial advisers (except for Colonial Newport Tiger Cub Fund and Colonial Newport Japan
Fund) are automatically eligible to redeem up to $50,000 of the fund's shares by calling 1-800-422-3737 toll free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemption privileges for larger amounts and for the Colonial Newport Tiger Cub Fund and the Colonial Newport Japan Fund may be elected on the Application. CISC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their financial advisers will be required to provide their name, address and account number. Financial advisers will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


Checkwriting (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator of the Colonial Funds) (Available only on the Class A and Class C shares of certain Colonial funds) Shares may be redeemed by check if a shareholder completed an Application and Signature Card. The Adviser will provide checks to be drawn on The First National Bank of Boston (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.


Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account.


Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Colonial fund's net asset value, a Colonial fund may make the payment or a portion of the payment with portfolio securities held by that Colonial fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.


DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be invested in your account.

Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Colonial Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered Colonial funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other Colonial funds. The prospectus of each Colonial fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Colonial funds are not available to residents of all states. Consult CISC before requesting an exchange.

By calling CISC, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting CISC by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Colonial fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. CISC will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CISC will require customary additional documentation. Prospectuses of the other Colonial funds are available from the Colonial Literature Department by calling 1-800-248-2828.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or CISC. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other Colonial open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
A Colonial fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.


SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.



The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.


SHAREHOLDER MEETINGS
As described under the caption "Organization and History" in the Prospectus of each Colonial fund, the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
Total Return
Standardized average annual total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

Nonstandardized total return. Nonstandardized total returns differ from standardized average annual total returns only in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or in that the sales charge or CDSC is not deducted.

Yield
Money market. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

Non money market. The yield for each class of shares is determined by (i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the Colonial fund entitled to dividends for the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after tax yield for any given federal and state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by Colonial have been added back to actual expenses.

Distribution rate. The distribution rate for each class of shares is calculated by annualizing the most current period's distributions and dividing by the maximum offering price on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as listed in Appendix II.


The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Adviser to be reputable, and publications in the press pertaining to a fund's performance or to the Adviser or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated.


All data are based on past performance and do not predict future results.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                                       S&P
AAA The highest rating assigned by S&P indicates an extremely strong capacity to repay principal and interest.

AA bonds also qualify as high quality. Capacity to repay principal and pay interest is very strong, and in the majority of instances, they differ from AAA only in small degree.

A bonds have a strong capacity to repay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB bonds are regarded as having an adequate capacity to repay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and interest than for bonds in the A category.

BB, B, CCC, and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While likely to have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C ratings are reserved for income bonds on which no interest is being paid.

D bonds are in default, and payment of interest and/or principal is in arrears. Plus(+) or minus (-) are modifiers relative to the standing within the major rating categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+).
Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

                                     MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many of the favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes these bonds.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are speculative in a high degree, often in default or having other marked shortcomings.

C bonds are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:
MIG 1. This designation denotes best quality. There is present strong protection
by  established  cash  flows,   superior   liquidity   support  or  demonstrated
broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   APPENDIX II
                                      1995

SOURCE                                                      CATEGORY                                             RETURN (%)

Donoghue                                                    Tax-Free Funds                                             3.39
Donoghue                                                    U.S. Treasury Funds                                        5.19
Dow Jones Industrials                                                                                                 36.95
Morgan Stanley Capital International EAFE Index                                                                       11.22
Morgan Stanley Capital International EAFE GDP Index                                                                   11.16
Libor                                                       Six-month Libor                                             N/A
Lipper                                                      Adjustable Rate Mortgage                                   4.73
Lipper                                                      California Municipal Bond Funds                           18.32
Lipper                                                      Connecticut Municipal Bond Funds                          16.58
Lipper                                                      Closed End Bond Funds                                     20.83
Lipper                                                      Florida Municipal Bond Funds                              17.84
Lipper                                                      General Bond Fund                                         20.83
Lipper                                                      General Municipal Bonds                                   16.84
Lipper                                                      General Short-Term Tax-Exempt Bonds                        7.43
Lipper                                                      Global Funds                                              16.05
Lipper                                                      Growth Funds                                              30.79
Lipper                                                      Growth & Income Funds                                     30.82
Lipper                                                      High Current Yield Bond Funds                             16.44
Lipper                                                      High Yield Municipal Bond Debt                            15.98
Lipper                                                      Fixed Income Funds                                        15.19
Lipper                                                      Insured Municipal Bond Average                            17.59
Lipper                                                      Intermediate Muni Bonds                                   12.89
Lipper                                                      Intermediate (5-10) U.S. Government Funds                 15.75
Lipper                                                      Massachusetts Municipal Bond Funds                        16.82
Lipper                                                      Michigan Municipal Bond Funds                             16.89
Lipper                                                      Mid Cap Funds                                             32.04
Lipper                                                      Minnesota Municipal Bond Funds                            15.39
Lipper                                                      U.S. Government Money Market Funds                         5.26
Lipper                                                      Natural Resources                                         18.80
Lipper                                                      New York Municipal Bond Funds                             16.73
Lipper                                                      North Carolina Municipal Bond Funds                       17.51
Lipper                                                      Ohio Municipal Bond Funds                                 16.81
Lipper                                                      Small Company Growth Funds                                31.55
Lipper                                                      U.S. Government Funds                                     17.34
Lipper                                                      Pacific Region Funds-Ex-Japan                              1.95
Shearson Lehman Composite Government Index                                                                            18.33
Shearson Lehman Government/Corporate Index                                                                            19.25
Shearson Lehman Long-term Government Index                                                                            30.90
S&P 500                                                     S&P                                                       37.54
S&P Utility Index                                           S&P                                                       42.39
S&P                                                         Barra Growth                                              38.13
S&P                                                         Barra Value                                               37.00
S&P                                                         Midcap 400                                                28.56
First Boston                                                High Yield Index                                          17.38
Swiss Bank                                                  10 Year U.S. Government (Corporate Bond)                  22.24
Swiss Bank                                                  10 Year United Kingdom (Corporate Bond)                   16.19
Swiss Bank                                                  10 Year France (Corporate Bond)                           26.72
Swiss Bank                                                  10 Year Germany (Corporate Bond)                          25.74
Swiss Bank                                                  10 Year Japan (Corporate Bond)                            17.83
Swiss Bank                                                  10 Year Canada (Corporate Bond)                           25.04
Swiss Bank                                                  10 Year Australia (Corporate Bond)                        19.42
Morgan Stanley Capital International                        10 Year Hong Kong (Equity)                                23.83
Morgan Stanley Capital International                        10 Year Belgium (Equity)                                  20.67
Morgan Stanley Capital International                        10 Year Austria (Equity)                                  10.85
Morgan Stanley Capital International                        10 Year France (Equity)                                   15.30
Morgan Stanley Capital International                        10 Year Netherlands (Equity)                              19.33
Morgan Stanley Capital International                        10 Year Japan (Equity)                                    12.82
Morgan Stanley Capital International                        10 Year Switzerland (Equity)                              17.06
Morgan Stanley Capital International                        10 Year United Kingdom (Equity)                           15.02
Morgan Stanley Capital International                        10 Year Germany (Equity)                                  10.66
Morgan Stanley Capital International                        10 Year Italy (Equity)                                     7.78
Morgan Stanley Capital International                        10 Year Sweden (Equity)                                   19.43
Morgan Stanley Capital International                        10 Year United States (Equity)                            14.82
Morgan Stanley Capital International                        10 Year Australia (Equity)                                15.13
Morgan Stanley Capital International                        10 Year Norway (Equity)                                   10.72
Morgan Stanley Capital International                        10 Year Spain (Equity)                                    17.91
Morgan Stanley Capital International                        World GDP Index                                           18.14
                                                                                                                      -----
Morgan Stanley Capital International                        Pacific Region Funds Ex-Japan                             12.95
Inflation                                                   Consumer Price Index                                        N/A
FHLB-San Francisco                                          11th District Cost-of-Funds Index                           N/A
Federal Reserve                                             Six-Month Treasury Bill                                     N/A
Federal Reserve                                             One-Year Constant-Maturity Treasury Rate                    N/A
Federal Reserve                                             Five-Year Constant-Maturity Treasury Rate                   N/A
Frank Russell & Co.                                         Russell 2000                                              28.45
Frank Russell & Co.                                         Russell 1000 Value                                        38.35
Frank Russell & Co.                                         Russell 1000 Growth                                       37.19
Bloomberg                                                   NA                                                           NA
Credit Lyonnais                                             NA                                                           NA
Statistical Abstract of the U.S.                            NA                                                           NA
World Economic Outlook                                      NA                                                           NA



*in U.S. currency

                            INVESTMENT PORTFOLIO
                        JUNE 30, 1996 (IN THOUSANDS)

COMMON STOCKS - 98.0%                                      SHARES      VALUE
-----------------------------------------------------------------------------
CONSTRUCTION - 0.0%
 Heavy Construction - Non Building Construction
 Halliburton Co.                                               1  $        67
                                                                  ------------

-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 14.4%
 DEPOSITORY INSTITUTIONS - 7.8%
 BankAmerica Corp.                                           103       7,795
 Chase Manhattan Corp.                                        45       3,171
 Comerica, Inc.                                               86       3,838
 First Union Corp.                                           178      10,842
 J.P. Morgan & Co., Inc.                                      13       1,083
 NationsBank Corp.                                           133      10,956
                                                                  -----------
                                                                      37,685
                                                                  -----------

 INSURANCE AGENTS & BROKERS - 0.6%
 Marsh & McLennan Cos., Inc.                                  31       2,972
                                                                  -----------

 INSURANCE CARRIERS - 2.5%
 American Re Corp.                                           120       5,363
 Old Republic International Corp.                            141       3,038
 Travelers Group, Inc.                                        69       3,127
 Wellpoint Health Networks, Inc., Class A                     12         379
                                                                  -----------
                                                                      11,907
                                                                  -----------

 NONDEPOSITORY CREDIT INSTITUTIONS - 0.1%
 Beneficial Corp.                                             11         606
                                                                  -----------

 SECURITY BROKERS & DEALERS - 3.4%
 A.G. Edwards, Inc.                                           48       1,307
 Bear Stearns Cos., Inc.                                     362       8,551
 Lehman Brothers Holdings, Inc.                              266       6,588
                                                                  -----------
                                                                      16,446
                                                                  -----------

-----------------------------------------------------------------------------
MANUFACTURING - 57.6%
 CHEMICALS & ALLIED PRODUCTS - 15.1%
 Abbott Laboratories                                          17         744
 Albemarle Corp.                                              93       1,697
 Bristol-Myers Squibb Co.                                    151      13,599
 Clorox Co.                                                   39       3,430
 Eastman Chemical Co.                                         59       3,579
 Georgia Gulf Corp.                                           25         725
 Johnson & Johnson                                           174       8,603
 Merck & Co., Inc.                                           225      14,515

                         Investment Portfolio/June 30, 1996
-----------------------------------------------------------------------------

 Procter & Gamble Co.                                         88  $    7,948
 Rohm & Haas Co.                                              97       6,074
 Schering-Plough Corp.                                       185      11,596
 Terra Industries, Inc.                                       56         692
                                                                  -----------
                                                                      73,202
                                                                  -----------

 ELECTRONIC & ELECTRICAL EQUIPMENT - 1.9%
 Cypress Semiconductor Corp. (a)                              63         751
 Integrated Device Technology, Inc. (a)                       44         463
 Komag, Inc. (a)                                             277       7,306
 Read-Rite Corp. (a)                                          35         492
                                                                  -----------
                                                                       9,012
                                                                  -----------

 FOOD & KINDRED PRODUCTS - 6.1%
 Archer Daniels Midland Co.                                  165       3,161
 Campbell Soup Co.                                             6         451
 Heinz (H.J.) Co.                                              2          55
 IBP, Inc.                                                   222       6,144
 Lancaster Colony Corp.                                       27       1,020
 PepsiCo, Inc.                                               415      14,666
 Phillip Morris Co., Inc.                                     37       3,858
                                                                  -----------
                                                                      29,355
                                                                  -----------

 FURNITURE & FIXTURES - 1.0%
 Johnson Controls, Inc.                                        9         605
 Leggett & Platt, Inc.                                       154       4,276
                                                                  -----------
                                                                       4,881
                                                                  -----------

 MACHINERY & COMPUTER EQUIPMENT - 10.9%
 Applied Materials, Inc. (a)                                 238       7,262
 Case Corp.                                                   52       2,472
 Caterpillar, Inc.                                            21       1,402
 Cisco Systems, Inc. (a)                                      24       1,359
 Compaq Computer Corp. (a)                                    78       3,842
 Dell Computer Corp. (a)                                     181       9,183
 Dover Corp.                                                   6         263
 Hewlett-Packard Co.                                          62       6,177
 Kennametal, Inc.                                             15         510
 Lam Research Corp. (a)                                      156       4,059
 Novellus Systems, Inc. (a)                                   25         882
 Storage Technology Corp. (a)                                 99       3,798
 Tecumseh Products Co.,
  Class A                                                     20       1,059
 Western Digital Corp. (a)                                   405      10,573
                                                                  -----------
                                                                      52,841
                                                                  -----------

                         Investment Portfolio/June 30, 1996
-----------------------------------------------------------------------------
COMMON STOCKS - CONT.                                      SHARES      VALUE
-----------------------------------------------------------------------------
MANUFACTURING - CONT.
 MEASURING & ANALYZING INSTRUMENTS - 2.5%
 KLA Instruments Corp. (a)                                     7  $      153
 Litton Industries, Inc. (a)                                   9         391
 Millipore Corp.                                             142       5,930
 Raytheon Co.                                                 12         609
 Tektronix, Inc.                                             102       4,565
 Xerox Corp.                                                  12         626
                                                                  -----------
                                                                      12,274
                                                                  -----------

 MISCELLANEOUS MANUFACTURING - 1.0%
 Callaway Golf Co.                                           112       3,737
 Jostens, Inc. (a)                                            59       1,169
                                                                  -----------
                                                                       4,906
                                                                  -----------

 PETROLEUM REFINING - 8.9%
 Amoco Corp.                                                  63       4,567
 Atlantic Richfield Co.                                       45       5,273
 Exxon Corp.                                                 202      17,584
 Mobil Corp.                                                  64       7,187
 Pennzoil Co.                                                 29       1,318
 USX-Marathon Group                                          345       6,941
                                                                  -----------
                                                                      42,870
                                                                  -----------

 PRINTING & PUBLISHING - 1.1%
 Tribune Co.                                                  53       3,813
 Washington Post Co.                                           5       1,652
                                                                  -----------
                                                                       5,465
                                                                  -----------

 STONE, CLAY, GLASS & CONCRETE - 1.8%
 Owens-Corning Fiberglas Corp. (a)                           196       8,432
                                                                  -----------

 TRANSPORTATION EQUIPMENT - 7.3%
 Chrysler Corp.                                              201      12,443
 Ford Motor Co.                                              348      11,267
 McDonnell Douglas Corp.                                     180       8,711
 Teledyne, Inc.                                               76       2,735
                                                                  -----------
                                                                      35,156
                                                                  -----------

-----------------------------------------------------------------------------
RETAIL TRADE - 5.2%
 APPAREL & ACCESSORY STORES - 2.9%
 TJX Companies, Inc.                                         286       9,649
 Woolworth Corp.                                             198       4,444
                                                                  -----------
                                                                      14,093
                                                                  -----------

                         Investment Portfolio/June 30, 1996
-----------------------------------------------------------------------------

 GENERAL MERCHANDISE STORES - 2.1%
 Consolidated Stores Corp. (a)                                19  $      680
 Dayton Hudson Corp.                                          27       2,815
 Dillard Department Stores, Inc.                             170       6,194
 Mercantile Stores Co., Inc.                                   2         135
                                                                  -----------
                                                                       9,824
                                                                  -----------

 MISCELLANEOUS RETAIL - 0.0%
 Eckerd Corp. (a)                                              4          86
                                                                  -----------

 RESTAURANTS - 0.2%
 Luby's Cafeterias, Inc.                                      42         998
                                                                  -----------

-----------------------------------------------------------------------------
SERVICES - 1.6%
 Business Services - 1.5%
 BMC Software, Inc. (a)                                       20       1,183
 Computer Associates International, Inc.                      22       1,560
 Interpublic Group of Cos., Inc.                              91       4,284
                                                                  -----------
                                                                       7,027
                                                                  -----------

 Health Services - 0.1%
 Tenet Healthcare Corp. (a)                                   27         581
                                                                  -----------

-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 18.9%
 AIR TRANSPORTATION - 2.3%
 Delta Air Lines, Inc.                                        15       1,245
 Northwest Airlines Corp. Class A (a)                        107       4,215
 UAL, Inc. (a)                                               109       5,870
                                                                  -----------
                                                                      11,330
                                                                  -----------

 COMMUNICATIONS - 9.7%
 Alltel Corp.                                                 25         760
 Ameritech Corp.                                             175      10,408
 BellSouth Corp.                                             174       7,360
 Century Telephone Enterprises, Inc.                         102       3,245
 Compuware Corp. (a)                                          40       1,596
 GTE Corp.                                                    21         926
 NYNEX Corp.                                                  38       1,810
 Pacific Telesis Group, Inc.                                  43       1,465
 Southern New England
  Telecommunications Corp.                                    20         857
 Southwestern Bell Corp.                                     188       9,279
 Sprint Corp.                                                222       9,337
                                                                  -----------
                                                                      47,043
                                                                  -----------

                         Investment Portfolio/June 30, 1996
-----------------------------------------------------------------------------
COMMON STOCKS - CONT.                                      SHARES      VALUE
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
 ELECTRIC, GAS & SANITARY SERVICES - 0.4%
 Enova Corp.                                                  86  $    1,991
                                                                  ------------

 ELECTRIC SERVICES - 1.6%
 Boston Edison Co.                                             7         168
 Central & South West Corp.                                  182       5,264
 Consolidated Edison Co. of New York                          22         644
 Northern States Power Co.                                     2         118
 Ohio Edison Co.                                              81       1,776
                                                                  -----------
                                                                       7,970
                                                                  -----------

 GAS SERVICES - 2.9%
 Consolidated Natural Gas Co.                                 96       5,026
 National Fuel Gas Co.                                         7         248
 Williams Companies, Inc.                                    172       8,529
                                                                  -----------
                                                                      13,803
                                                                  -----------

 RAILROAD - 0.0%
 Illinois Central Corp.                                        1          21
                                                                  -----------

 WATER TRANSPORTATION - 2.0%
 Tidewater, Inc.                                             225       9,859
                                                                  -----------

-----------------------------------------------------------------------------
WHOLESALE TRADE - 0.3%
 NONDURABLE GOODS - 0.3%
 McKesson Corp.                                               13         610
 Supervalu, Inc.                                              29         907
                                                                  -----------
                                                                       1,517
                                                                  -----------

TOTAL COMMON STOCKS (cost of $398,897)                               474,220
                                                                  -----------

PREFERRED STOCKS - 0.0%
-----------------------------------------------------------------------------
MANUFACTURING - 0.0%
 TRANSPORTATION EQUIPMENT
 Teledyne, Inc. Series E (cost of $11)                         1          12
                                                                  -----------

TOTAL INVESTMENTS - 98.0% (cost of $398,908)(b)                      474,232
                                                                  -----------

SHORT-TERM OBLIGATIONS - 1.8%                                PAR
-----------------------------------------------------------------------------
 Repurchase agreement with Chase
 Securities Inc., dated 6/28/96, due 7/01/96
 at 5.40% collateralized by U.S. Treasury notes
 with various maturities to 1998, market value $8,771
 (repurchase proceeds $8,583)                             $8,579       8,579
                                                                  -----------

                         Investment Portfolio/June 30, 1996
-----------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 0.2%                               $    919
------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                  $483,730
                                                                  ------------

NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------

 (a) Non-incoming producing.
 (b) Cost for federal income tax purposes is approximately the same.


See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                  JUNE 30, 1996

  (in thousands except for per share amounts and footnotes)
  ASSETS
Investments at value (cost $398,908)                                                     $ 474,232
Short-term obligations                                                                       8,579
                                                                                         ---------
                                                                                           482,811
Receivable for:
  Fund shares sold                                                   $     959
  Dividends                                                                593
  Interest                                                                   4
  Deferred organization expense                                             18
Other                                                                        6               1,580
                                                                     ---------           ---------
    Total Assets                                                                           484,391

LIABILITIES
Payable for:
  Fund shares repurchased                                                  526
  Distributions                                                             91
Accrued:
  Deferred Trustees fees                                                     3
  Transfer agent Out-of-Pocket fees                                         20
  Other                                                                     21
                                                                     ---------
    Total Liabilities                                                                          661
                                                                                         ---------

NET ASSETS                                                                               $ 483,730
                                                                                         ---------
Net asset value & redemption price per share - Class A
($168,554/11,653)                                                                        $   14.47
                                                                                         ---------

Maximum offering price per share - Class A
($14.47/0.9425)                                                                          $   15.35(a)
                                                                                         ---------

Net asset value & offering price per share - Class B
($306,718/21,363)                                                                        $   14.36(b)
                                                                                         ---------

Net asset value & redemption price per share - Class D
($8,458/587)                                                                             $   14.41(b)
                                                                                         ---------

Maximum offering price per share - Class D
($14.41/0.9900)                                                                          $   14.56
                                                                                         ---------

COMPOSITION OF NET ASSETS
Capital paid in                                                                          $ 387,485
Overdistributed net investment income                                                           (3)
Accumulated net realized gains                                                              20,924
Net unrealized appreciation                                                                 75,324
                                                                                         ---------
                                                                                         $ 483,730
                                                                                         ---------

(a)      On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996


(in thousands)
INVESTMENT INCOME
Dividends                                                                 $ 9,043
Interest                                                                      644
                                                                          -------
                                                                            9,687

EXPENSES
Management fee                                              $ 3,342
Service fee                                                   1,045
Distribution fee - Class B                                    1,978
Distribution fee - Class D                                       42
Transfer agent                                                1,262
Bookkeeping fee                                                 156
Trustees fee                                                     30
Custodian fee                                                    22
Audit fee                                                        32
Legal fee                                                        13
Registration fee                                                 88
Reports to shareholders                                          17
Amortization of deferred
    organization expense                                         18
Other                                                            27         8,072
                                                            -------       -------
       Net Investment Income                                                1,615
                                                                          -------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                          40,109
Net unrealized appreciation                                                27,088
                                                                          -------
       Net Gain                                                            67,197
                                                                          -------

Net Increase in Net Assets from Operations                                $68,812
                                                                          -------



  See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                  YEAR ENDED
(in thousands)                                                      JUNE 30
                                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS                            1996             1995
Operations:
Net investment income                                     $   1,615        $   2,546
Net realized gain                                            40,109           13,643
Net unrealized appreciation                                  27,088           47,177
                                                          ---------        ---------
    Net Increase from Operations                             68,812           63,366
Distributions:
From net investment income - Class A                         (1,271)          (1,420)
From net realized gains - Class A                           (10,933)          (6,157)
From net investment income - Class B                           (325)          (1,133)
From net realized gains - Class B                           (19,657)         (10,279)
From net investment income - Class D                            (13)             (16)
From net realized gains - Class D                              (409)             (76)
                                                          ---------        ---------
                                                             36,204           44,285
                                                          ---------        ---------
Fund Share Transactions:
Receipts for shares sold - Class A                           44,237           25,072
Value of distributions reinvested - Class A                  11,527            7,015
Cost of shares repurchased - Class A                        (24,333)         (21,509)
                                                          ---------        ---------
                                                             31,431           10,578
                                                          ---------        ---------

Receipts for shares sold - Class B                           81,529           53,700
Value of distributions reinvested - Class B                  18,826           10,796
Cost of shares repurchased - Class B                        (34,620)         (24,021)
                                                          ---------        ---------
                                                             65,735           40,475
                                                          ---------        ---------

Receipts for shares sold - Class D                            5,591            2,741
Value of distributions reinvested - Class D                     409               90
Cost of shares repurchased - Class D                         (1,040)             (70)
                                                          ---------        ---------
                                                              4,960            2,761
                                                          ---------        ---------
    Net Increase from Fund Share
      Transactions                                          102,126           53,814
                                                          ---------        ---------
        Total Increase                                      138,330           98,099
NET ASSETS
Beginning of period                                         345,400          247,301
                                                          ---------        ---------
End of period (net of overdistributed and including
  undistributed net investment income of $3 and
  $32, respectively)                                      $ 483,730        $ 345,400
                                                          ---------        ---------

Continued on next page.



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                   (continued)

                                                                    Year ended
                                                                     June 30
                                                          ----------------------------
                                                            1996                 1995
NUMBER OF FUND SHARES
Sold - Class A                                              3,189                2,049
Issued for distributions reinvested - Class A                 851                  614
Repurchased - Class A                                      (1,750)              (1,779)
                                                           ------               ------
                                                            2,290                  884
                                                           ------               ------

Sold - Class B                                              5,910                4,431
Issued for distributions reinvested - Class B               1,403                  957
Repurchased - Class B                                      (2,509)              (2,000)
                                                           ------               ------
                                                            4,804                3,388
                                                           ------               ------

Sold - Class D                                                403                  227
Issued for distributions reinvested - Class D                  30                    8
Repurchased - Class D                                         (75)                  (6)
                                                           ------               ------
                                                              358                  229
                                                           ------               ------

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1996

NOTE 1.  ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial U.S. Fund for Growth (the Fund), a series of Colonial Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's objective is to seek growth exceeding the performance of the Standard & Poor's 500 index of 500 common stocks. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class D distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

                  Notes to Financial Statements/June 30, 1996
--------------------------------------------------------------------------------

Per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class D net investment income per share data reflects the distribution fee per share applicable to Class B and Class D shares only.

Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fees applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $90,095 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) oversees the Fund's management and furnishes accounting and other services and office facilities for a monthly fee equal to 0.80% annually of the Fund's average net assets. State Street Bank and Trust Company (the sub-adviser) furnishes the Fund with investment management and received an effective fee rate from the Adviser of 0.40% for the year ended June 30, 1996.

                  Notes to Financial Statements/June 30, 1996
--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended June 30, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $139,177 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $137,949 and $315 on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class D shares, only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of the service fees, distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average net assets.

For the year ended June 30, 1996, the Fund's operating expenses did not exceed the 1.25% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                  Notes to Financial Statements/June 30, 1996
--------------------------------------------------------------------------------

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended June 30, 1996, purchases and sales of investments, other than short-term obligations, were $436,865,135 and $362,373,880, respectively.

Unrealized appreciation (depreciation) at June 30, 1996 based on cost of investments for federal income tax purposes was:

           Gross unrealized appreciation     $91,466,986
           Gross unrealized depreciation     (16,142,827)
               Net unrealized appreciation   $75,324,159

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended June 30, 1996.

                            FINANCIAL HIGHLIGHTS (a)
         Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                    Year ended June 30
                                                          ------------------------------------------------------------------
                                                                                          1996
                                                             Class A                    Class B                   Class D
                                                          ------------                ------------                ----------

Net asset value -
  Beginning of period                                     $     13.260                $     13.180                $   13.240
                                                          ------------                ------------                ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income                                                         0.121                       0.017                     0.016
Net realized and
unrealized gain                                                  2.292                       2.265                     2.268
                                                          ------------                ------------                ----------
   Total from Investment
      Operations                                                 2.413                       2.282                     2.284
                                                          ------------                ------------                ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                                        (0.118)                     (0.017)                   (0.029)
From net realized
  gains                                                         (1.085)                     (1.085)                   (1.085)
                                                          ------------                ------------                ----------
 Total Distributions
  Declared to
  Shareholders                                                  (1.203)                     (1.102)                   (1.114)
                                                          ------------                ------------                ----------
Net asset value -
   End of period                                          $     14.470                $     14.360                $   14.410
                                                          ------------                ------------                ----------
Total return (c)                                                 18.85%                      17.91%                    17.84%
                                                          ------------                ------------                ----------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                         1.45%(d)                   2.20%(d)                 2.20%(d)
Net investment
  income                                                         0.87%(d)                   0.12%(d)                 0.12%(d)
Portfolio turnover                                                 89%                         89%                     89%
Average commission rate (e)                               $      0.046                $      0.046                $  0.046
Net assets at end
of period (000)                                           $    168,554                $    306,718                $  8,458

         (a) Per share data was calculated using average shares outstanding during the period.
         (b) Class D shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
         (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
         (d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
         (e) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                        FINANCIAL HIGHLIGHTS (a) - CONT.


                         Year ended June 30
-------------------------------------------------------------------
                                1995
   Class A                    Class B                   Class D (b)
------------                ------------                ----------


$     11.460                $     11.400                $   11.460
------------                ------------                ----------


       0.165                       0.075                     0.074

       2.530                       2.513                     2.534
------------                ------------                ----------

       2.695                       2.588                     2.608
------------                ------------                ----------


      (0.160)                     (0.073)                   (0.093)

      (0.735)                     (0.735)                   (0.735)
------------                ------------                ----------


      (0.895)                     (0.808)                   (0.828)
------------                ------------                ----------

$     13.260                $     13.180                $   13.240
------------                ------------                ----------
       24.84%                      23.94%                    24.01%
------------                ------------                ----------


        1.46%                       2.21%                     2.21%

        1.37%                       0.62%                     0.62%
          84%                         84%                       84%
           -                           -                         -
------------                ------------                ----------
$    124,171                $    218,201                $    3,028

                        FINANCIAL HIGHLIGHTS (a) - CONT.




                                                                                          Year ended June 30
                                                        ------------------------------------------------------------------------
                                                                      1994                                 1993(B)
                                                          Class A           Class B             Class A                Class B
                                                        -----------       ------------        -----------            -----------

Net asset value -
  Beginning of period                                   $    11.820       $     11.770        $    10.000            $    10.000
                                                        -----------       ------------        -----------            -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income                                                      0.142              0.053              0.103(c)               0.020(c)
Net realized and
unrealized gain                                              (0.119)            (0.122)             1.784                  1.763
                                                        -----------       ------------        -----------            -----------
   Total from Investment
      Operations                                              0.023             (0.069)             1.887                  1.783
                                                        -----------       ------------        -----------            -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                                     (0.138)            (0.056)            (0.067)                (0.013)
From net realized
  gains                                                      (0.245)            (0.245)                 -                      -
                                                        -----------       ------------        -----------            -----------
 Total Distributions
  Declared to
  Shareholders                                               (0.383)            (0.301)            (0.067)                (0.013)
                                                        -----------       ------------        -----------            -----------
Net asset value -
   End of period                                        $    11.460       $     11.400        $    11.820            $    11.770
                                                        -----------       ------------        -----------            -----------
Total return (d)                                               0.05%             (0.71)%            18.90%(e)              17.84%(e)
                                                        -----------       ------------        -----------            -----------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                       1.49%              2.24%              1.50%                  2.25%
Fees waived by the
  adviser                                                                                            0.01%                  0.01%
Net investment
  income                                                       1.19%              0.44%              0.93%                  0.18%
Portfolio turnover                                              117%               117%                98%                    98%
Net assets at end
of period (000)                                         $    97,180       $    150,121        $    44,009            $    89,737

(a) Per share data was calculated using average shares outstanding during the period.

(b)   The Fund commenced investment operations on July 1, 1992.

(c) Net of fees and expenses waived or borne by the Adviser which amounted to $0.001 and $0.001, respectively.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST VI AND THE SHAREHOLDERS OF
                          COLONIAL U.S FUND FOR GROWTH

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Fund for Growth (a series of Colonial Trust VI) at June 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
August 12, 1996

                                COLONIAL TRUST VI

              Cross Reference Sheet (Colonial Small Stock Fund)
              -------------------------------------------------

Item Number of Form N-1A                  Location or Caption in the
                                          Statement of Additional Information

Part B

   10.                                    Cover Page

   11.                                    Table of Contents

   12.                                    Not Applicable

   13.                                    Investment  Objective  and Policies;
                                          Fundamental   Investment   Policies;
                                          Other      Investment      Policies;
                                          Portfolio  Turnover;   Miscellaneous
                                          Investment Practices

   14.                                    Fund Charges and Expenses;
                                          Management of the Colonial Funds

   15.                                    Fund Charges and Expenses

   16.                                    Fund Charges and Expenses;
                                          Management of the Colonial Funds

   17.                                    Fund Charges and Expenses;
                                          Management of the Colonial Funds

   18.                                    Shareholder Meetings; Shareholder
                                          Liability

   19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                                          Programs/Investor Services;
                                          Programs For Reducing or
                                          Eliminating Sales Charges; How to
                                          Sell Shares; How to Exchange Shares

   20.                                    Taxes

   21.                                    Fund Charges and Expenses;
                                          Management of the Colonial Funds

   22.                                    Fund Charges and Expenses;
                                          Investment Performance; Performance
                                          Measures

   23.                                    Independent Accountants

                            COLONIAL SMALL STOCK FUND
                       Statement of Additional Information

                                October 28, 1996


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Small Stock Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated October 28, 1996. The SAI should be read together with a Prospectus. Investors may obtain a free copy of a Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

    Part 1                                                       Page

    Definitions
    Investment Objective and Policies
    Fundamental Investment Policies
    Other Investment Policies
    Portfolio Turnover
    Fund Charges and Expenses
    Investment Performance
    Custodian
    Independent Accountants


    Part 2

    Miscellaneous Investment Practices
    Taxes
    Management of the Colonial Funds
    Determination of Net Asset Value
    How to Buy Shares
    Special Purchase Programs/Investor Services
    Programs for Reducing or Eliminating Sales Charges
    How to Sell Shares
    Distributions
    How to Exchange Shares
    Suspension of Redemptions
    Shareholder Liability
    Shareholder Meetings
    Performance Measures
    Appendix I
    Appendix II

                                     PART 1
                            COLONIAL SMALL STOCK FUND
                       Statement of Additional Information

                                October 28, 1996

DEFINITIONS
      "Trust"    Colonial Trust VI
      "Fund"     Colonial Small Stock Fund
      "Adviser"  Colonial Management Associates, Inc., the Fund's investment adviser
      "CISI"     Colonial Investment Services, Inc., the Fund's distributor
      "CISC"     Colonial Investors Service Center, Inc., the Fund's shareholder services and transfer agent

INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectuses describe its investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectuses:


  Small Companies
  Short-Term Debt Instruments
  Repurchase Agreements
  Futures Contracts and Related Options

Except as described below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:
1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;
4. Underwrite securities issued by others only when disposing of portfolio securities;
5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Own securities of any company if the Trust knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;
5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;
6. Pledge more than 33% of its total assets;
7. Purchase any security if, as a result of such purchase, more than 10% of its total assets would then be invested in securities of issuers which are restricted as to disposition;
8. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;
9. Invest more than 15% of its net assets in illiquid assets; and
10.Invest  in  warrants  if,   immediately  after  giving  effect  to  any  such
   investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed without value.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, the issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER


The Fund cannot accurately predict portfolio turnover, but the Adviser anticipates that it will not exceed 100%. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. High portfolio turnover involves correspondingly greater brokerage commission and other transaction costs, which would be borne directly by the Fund.


               Years ended June 30

            1996               1995
             46%                64%


FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund, at the annual rate of 0.60% (subject to any voluntary reductions the Adviser may agree to periodically).



Recent Fees paid to the Adviser, CISI and CISC (dollars in thousands)



                               Year ended June 30

                               1996      1995         1994
                               ----      ----         ----

[S]                            [C]        [C]         [C]
Management fee                 $734       $279        $179
Bookkeeping fee                  52         28          27
Shareholder service and
  transfer agent fee            409        154          96
12b-1 fees:
  Service fee (Classes A,B,D)   300        118          75
  Distribution fee (Class B)    436        128          34
  Distribution fee *(Class D)     3        N/A         N/A



* Class D shares were initially offered on January 15, 1996.



Brokerage Commissions (dollars in thousands)




                                      1996        1995       1994
                                      ----        ----       ----

[S]                                    [C]        [C]        [C]
Total commissions                      $192       $   94        ---
Directed transactions**                $---       $6,217     $4,807
Commissions on directed transactions   $---       $   17     $  317



** See "Management of the Colonial Funds-Portfolio Transactions-Brokerage and Research Services" in Part 2 of this SAI.

Trustees and Trustees Fees

For the fiscal year ended June 30, 1996, and the calendar year ended December 31, 1995, the Trustees received the following compensation for serving as
Trustees:




                                                                Total
                                                                Compensation
                     Aggregate                                  from Trust and
                    Compensation                                Fund Complex
                     from Fund                                  Paid to
                      for                                       the Trustees
 Trustee             Fiscal Year                                for the
                                                                Calendar Year
                                                                Ended December
                                                                31, 1995 (c)

[S]                     [C]                                         [C]
Robert J. Birnbaum(a)  $1,049                                       $71,250
Tom Bleasdale           1,146(b)                                     98,000(d)
Lora S. Collins         1,052                                        91,000
James  E.  Grinnell(a)  1,064                                        71,250
William D. Ireland, Jr. 1,316                                       113,000
Richard   W.  Lowry (a) 1,063                                        71,250
William E. Mayer        1,034                                        91,000
James L. Moody, Jr.     1,185(e)                                     94,500(f)
John J. Neuhauser       1,048                                        91,000
George L. Shinn         1,186                                       120,500
Robert L. Sullivan      1,164                                       101,000
Sinclair Weeks, Jr.     1,327                                       112.000


(a)   Elected to the Colonial Funds complex on April 21, 1995.


(b)   Includes $479 payable in later years as deferred compensation.


(c) At December 31, 1995, the Colonial Funds Complex consisted of 33 open-end and 5 closed-end management investment company portfolios.


(d)   Includes $49,000 payable in later years as deferred compensation.


(e) Total compensation of $1,185 for the fiscal year ended June 30, 1996 will be payable in later years as deferred compensation.


(f)Total compensation of $94,500 for the calendar year ended December 31, 1995, will be payable in later years as deferred compensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds II) for the period January 1, 1995 through March 26, 1995 (g):


                         Total
                     Compensation                      Total
                     From Liberty                   Compensation
                     Funds II For                   From Liberty
                      The Period                  Funds I For The
                      January 1,                   Calendar Year
                     1995 through                 Ended December
  Trustee             March 26, 1995                  31, 1995(h)


[S]                      [C]                           [C]
Robert J. Birnbaum       $2,900                        $16,675
James E. Grinnell         2,900                         22,900
Richard W. Lowry          2,900                         26,250(i)


(g) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was reorganized as a new portfolio of Colonial Trust
   III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II; they continue to serve as Trustees or Directors of Liberty Funds I.


(h) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial).


(i)Includes $3,500 paid to Mr. Lowry for service as a Trustee of Liberty Newport World Portfolio (formerly know as Liberty All-Star World Portfolio)(Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe & Farnham Incorporated, each an affiliate of the Adviser.



Ownership of the Fund

At September 30, 1996, the officers and Trustees as a group beneficially owned less than 1% of the Class A,Class B and Class D shares of the Fund and 100% of the Class Z shares. The Class Z share holding consisted of shares held by The Colonial Group, Inc. Profit Sharing Plan, of which certain officers of the Trust are Trustees (131,047 shares or 96.86%), and Colonial Management Associates, Inc. (4,248 shares or 3.14%).


Merrill Lynch Pierce Fenner & Smith, Attn. Book Entry, 4800 Deer Lake Drive East, Jacksonville, FL 32216, owned of record approximately 647,678 Class B shares or 14.88% of the Fund's then outstanding Class B shares and approximately 61,683 Class D shares or 49.03% of the Fund's then outstanding Class D shares, on September 30, 1996.


At September 30, 1996, there were 9,212 Class A, 19,178 Class B 195 Class D and 2 Class Z shareholders of record of the Fund.


Sales Charges (dollars in thousands) Class A Shares

                                           Years ended June 30

                                           1996     1995    1994

[S]                                        [C]      [C]      [C]
Aggregate charges on Fund share sales      $755     $169     $69
Sales charges retained by CISI             $110      $23     $10


                                 Class B Shares




                                       Years ended June 30
                                  1996       1995        1994
[S]                               [C]         [C]         [C]
Aggregate contingent
deferred sales charges (CDSC)
on Fund redemptions               $138        $78         $9
retained by CISI


                                 Class D Shares

                                January 15, 1996
                               (Class D shares
                              initially offered)
                            through June 30, 1996


Aggregate
(CDSCs)
on Fund redemptions
retained by CISI             $ (rounds to less than 1)



12b-1 Plans, CDSC and Conversion of Shares

The Fund offers four classes of shares - Class A, Class B, Class D and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 plans (Plans) pursuant to Rule 12b-1 under the Act for each of Classes A, B and D. Under the Plans, the Fund pays CISI a service fee at an annual rate of 0.25% of average net assets attributed to Classes A, B and D and a distribution fee at an annual rate of 0.75% of average net assets attributed to Classes B and D. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.


The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing of the distribution of Fund shares.


The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments to the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are not interested persons is effected by such non-interested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class D shares are offered at net asset value plus a 1.00% initial sales charge and subject to 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value which are not subject to the CDSC.


Sales-related expenses for the fiscal year ended June 30, 1996, (dollars in thousands) of CISI relating to the Fund were as follows:


                                  Class A Shares Class B Shares  Class D Shares*

[S]                                     [C]            [C]            [C]
Fees to FSFs                            $190           $1,743         $11
Cost of sales material relating to the
   Fund (including printing and mailing
expenses)                               $ 69           $  138         $ 4
Allocated travel, entertainment
   and other promotional expenses
   (including advertising)              $ 89           $  164         $ 4


* Class D shares were initially offered on January 15, 1996.


INVESTMENT PERFORMANCE

The Fund's Classes A, B, D and Z yields for the month ended June 30, 1996 were -0.41%, -1.21% -1.23% and -0.44%% %, respectively.


The Fund's Class A average annual total returns at June 30, 1996 were as follows:


                                                     Since Inception
                            1 year        5 years    (July 25, 1986)
                            ------        -------    ---------------


[S]                         [C]           [C]             [C]
With sales charge of 5.75%  18.10%        17.84%          9.01%
Without sales charge        25.31%        19.24%          9.66%


Returns for 5 years and since inception were achieved in part under different objectives and policies in effect before November 2, 1992, also the date when the Fund changed its name from "Colonial Small Stock Index Trust".


The Fund's Class B average annual total returns at June 30, 1996 were as follows:







                                      November 9, 1992
                             (Class B shares initially offered)
                        1 Year      through June 30, 1996

[S]                     [C]                [C]
With applicable CDSC    19.44%(5.00% CDSC) 21.92%(3.00%CDSC)
Without CDSC            24.44%             22.41%


The Fund's Class D total returns at June 30, 1996 were as follows:

                        Class D
                   January 15, 1996
          (Class D shares initially offered)
                 through June 30, 1996
[S]                                                   [C]
With sales charge of 1.00% and
     1.00% CDSC                                       14.90%
Without sales charge or CDSC                          17.07%


The Fund's Class Z total return at June 30, 1996 was as follows:

                        Class Z
                     July 31, 1995
          (Class D shares initially offered)
                 through June 30, 1996

                        12.81%



The Fund's Classes A, B, D and Z distribution rates at June 30, 1996, based on the last twelve months' distributions, were 0.00% for each Class, respectively. See "Performance Measures" in Part 2 of this SAI for how calculations are made.


CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing on pages 6 through 23 of the June 30, 1996 Annual Report, are incorporated in this SAI by reference.





                            INVESTMENT PORTFOLIO
                          JUNE 30, 1996 (IN THOUSANDS)

COMMON STOCKS - 85.7%                               SHARES          VALUE
-------------------------------------------------------------------------
CONSTRUCTION - 1.5%
 BUILDING CONSTRUCTION - 1.5%
 Beazer Homes USA, Inc.(a)                              20         $  320
 Continental Homes Holding Corp.                        50          1,075
 Toll Brothers, Inc.(a)                                 87          1,425
                                                                   ------
                                                                    2,820
                                                                   ------
-------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 10.5%
 DEPOSITORY INSTITUTIONS - 1.8%
 CCB Financial Corp.                                     7            359
 Peoples Heritage Financial Group, Inc.                 46            931
 TCF Financial Corp.                                    21            685
 Zions Bancorporation                                   19          1,382
                                                                   ------
                                                                    3,357
                                                                   ------

 INSURANCE CARRIERS - 5.8%
 American Bankers Insurance Group, Inc.                 33          1,457
 Arbatex International, Inc.(a)                         40            192
 Capital RE Corp.                                       15            536
 Enhance Financial Services Group, Inc.                 40          1,120
 Fremont General Corp.                                  75          1,725
 Horace Mann Educators Corp.                            17            540
 Penncorp Financial Group, Inc.                         50          1,588
 US Facilities Corp.                                    40            695
 United Companies Financial Corp.                       52          1,768
 Vesta Insurance Group, Inc.                            47          1,552
                                                                   ------
                                                                   11,173
                                                                   ------

 NONDEPOSITORY CREDIT INSTITUTIONS - 1.2%
 Aames Financial Corp.                                  20            717
 Olympic Financial Ltd.(a)                              25            575
 The Money Store, Inc.                                  46          1,015
                                                                   ------
                                                                    2,307
                                                                   ------

 SECURITY BROKERS & DEALERS - 1.7%
 Alex Brown, Inc.                                       53          2,994
 Morgan Keegan, Inc.                                    22            287
                                                                   ------
                                                                    3,281
                                                                   ------
MANUFACTURING - 34.7%
 APPAREL - 1.4%
 Gymboree Corp.(a)                                      32            976
 Nautica Enterprises, Inc.(a)                           62          1,783
                                                                   ------
                                                                    2,759
                                                                   ------


                                        6

                       Investment Portfolio/June 30, 1996
-------------------------------------------------------------------------
 CHEMICALS & ALLIED PRODUCTS - 1.7%
 Alpharma, Inc., Class A                                25         $  497
 ICN Pharmaceuticals, Inc.(a)                           94          2,196
 NABI, Inc.(a)                                          50            475
                                                                   ------
                                                                    3,168
                                                                   ------

 ELECTRONIC & ELECTRICAL EQUIPMENT - 10.1%
 Alliance Semiconductor Corp.(a)                        40            335
 Altron, Inc.(a)                                        38            759
 Checkpoint Systems, Inc.(a)                            50          1,719
 Chips & Technologies, Inc.(a)                          70            683
 Computer Products, Inc.(a)                             25            428
 Digital Systems International, Inc.(a)                 90          1,361
 HADCO Corp.(a)                                        102          2,193
 Harman International Industries, Inc.                  16            788
 Innovex, Inc.                                          40            705
 Kemet Corp.(a)                                        130          2,600
 Lattice Semiconductor Corp.(a)                         40            965
 Sanmina Corp.(a)                                       50          1,350
 Standard Motor Products, Inc.                          15            268
 Technitrol, Inc.                                       32          1,252
 U.S. Robotics, Inc.(a)                                 46          3,933
                                                                   ------
                                                                   19,339
                                                                   ------

 FABRICATED METAL - 1.0%
 BMC Industries, Inc.                                   51          1,461
 Butler Manufacturing Co.                               13            425
                                                                   ------
                                                                    1,886
                                                                   ------

 FOOD & KINDRED PRODUCTS - 0.3%
 Robert Mondavi Corp., Class A(a)                       20            630
                                                                   ------

 FURNITURE & FIXTURES - 0.5%
 Bush Industries, Inc.                                  14            476
 LA Z Boy Chair Co.                                     16            482
                                                                   ------
                                                                      958
                                                                   ------

 LUMBER & WOOD PRODUCTS - 0.2%
 Oakwood Homes Corp.                                    22            453
                                                                   ------

 MACHINERY & COMPUTER EQUIPMENT - 4.7%
 Boca Research, Inc.(a)                                 45            821
 Cascade Communications Corp.(a)                        24          1,632
 In Focus Systems, Inc.(a)                              30            728
 JLG Industries, Inc.                                   30          2,242
 Kaydon Corp.                                           15            645
 Kysor Industrial Corp.                                  7            170
 Mylex Corp.(a)                                         20            355


                                       7
                       Investment Portfolio/June 30, 1996

-------------------------------------------------------------------------
COMMON STOCKS -CONT.                                  SHARES       VALUE
-------------------------------------------------------------------------
 MACHINERY & COMPUTER EQUIPMENT -CONT.
 Novellus Systems, Inc.(a)                               8         $  288
 Proteon, Inc.(a)                                       49            190
 Silicon Valley Group, Inc.(a)                          54          1,020
 Toro Co.                                               29            944
                                                                   ------
                                                                    9,035
                                                                   ------

 MEASURING & ANALYZING INSTRUMENTS - 7.0%
 Advanced Technology Laboratories, Inc.(a)              98          3,559
 Bio-Rad Laboratories, Inc.,
  Class A(a)                                            38          1,346
 CredenceSystems Corp.(a)                               89          1,189
 Esterline Technologies Corp.(a)                        79          1,965
 Maxxim Medical, Inc.(a)                                23            385
 Mentor Corp.                                           36            918
 Nellcor Puritan Bennett, Inc.(a)                       16            766
 Perceptron, Inc.(a)                                    30          1,095
 Quickturn Design Systems, Inc.(a)                      39            571
 Tracor, Inc.(a)                                        25            431
 Ultratech Stepper, Inc.(a)                             32            600
 Watkins-Johnson Co.                                    22            589
                                                                   ------
                                                                   13,414
                                                                   ------

 MISCELLANEOUS MANUFACTURING - 0.4%
 International Imaging Materials, Inc.(a)               15            356
 K2, Inc.                                               17            471
                                                                   ------
                                                                      827
                                                                   ------

 PAPER PRODUCTS - 2.0%
 ACX Technologies, Inc.(a)                              96          1,900
 Mercer International, Inc.(a)                          80          1,080
 Paragon Trade Brands, Inc.(a)                          41            884
                                                                   ------
                                                                    3,864
                                                                   ------

 PRIMARY METAL - 3.4%
 Mueller Industries, Inc.(a)                            36          1,494
 Quanex Corp.                                           35            827
 Texas Industries, Inc.                                 34          2,340
 Titan Wheel International, Inc.                        68          1,088
 Wolverine Tube, Inc.(a)                                22            770
                                                                   ------
                                                                    6,519
                                                                   ------

 PRINTING & PUBLISHING - 0.5%
 Day Runner, Inc.(a)                                    40          1,035
                                                                   ------

 STONE, CLAY, GLASS & CONCRETE - 0.6%
 Global Industrial Technologies, Inc.(a)                72          1,152
                                                                   ------


                                       8
                       Investment Portfolio/June 30, 1996

-------------------------------------------------------------------------

 TRANSPORTATION EQUIPMENT - 0.9%
 Polaris Industries, Inc.                               25         $  836
 Varlen Corp.                                           39            815
                                                                   ------
                                                                    1,651
                                                                   ------

-------------------------------------------------------------------------
MINING - 2.0%
 METAL MINING - 0.7%
 Cleveland-Cliffs, Inc.                                 33          1,291
                                                                   ------

 OIL & GAS EXTRACTION - 1.3%
 Benton Oil & Gas Co.(a)                                50          1,100
 Pride Petroleum Services, Inc.(a)                     100          1,425
                                                                   ------
                                                                    2,525
                                                                   ------

-------------------------------------------------------------------------
RETAIL TRADE - 7.8%
 APPAREL & ACCESSORY STORES - 2.5%
 Claire's Stores, Inc.                                  90          2,486
 Finish Line, Inc., Class A(a)                           5            143
 Ross Stores, Inc.                                      60          2,085
                                                                   ------
                                                                    4,714
                                                                   ------

 AUTO DEALERS & GAS STATIONS - 0.3%
 Discount Auto Parts, Inc.(a)                           20            508
                                                                   ------

 BUILDING, HARDWARE & GARDEN SUPPLY  - 0.5%
 Orchard Supply Hardware Store(a)                       35          1,054
                                                                   ------

 FOOD STORES - 0.2%
 Ruddick Corp.                                          32            392
                                                                   ------

 GENERAL MERCHANDISE STORES - 0.6%
 Neiman Marcus Group, Inc.(a)                           20            540
 Waban, Inc.(a)                                         29            692
                                                                   ------
                                                                    1,232
                                                                   ------

 HOME FURNISHINGS & EQUIPMENT - 2.1%
 CompUSA, Inc.(a)                                      120          4,095
                                                                   ------

 MISCELLANEOUS RETAIL - 0.6%
 Tiffany & Co.                                          15          1,095
                                                                   ------

 RESTAURANTS - 1.0%
 Applebee's International, Inc.                         60          1,943
                                                                   ------

-------------------------------------------------------------------------
SERVICES - 17.5%
 AMUSEMENT & RECREATION - 1.8%
 Anchor Gaming(a)                                       32          1,928
 Grand Casinos, Inc.(a)                                 60          1,545


                                                                   ------
                                                                    3,473
                                                                   ------


                                       9
                       Investment Portfolio/June 30, 1996

-------------------------------------------------------------------------
COMMON STOCKS -CONT.                                  SHARES       VALUE
-------------------------------------------------------------------------
SERVICES - CONT.
 AUTO REPAIR SERVICES & PARKING - 0.6%
 National Auto Credit, Inc.(a)                          52         $  591
 PHH Corporation(a)                                     10            570
                                                                   ------
                                                                    1,161
                                                                   ------

 BUSINESS SERVICES - 9.1%
 Acxiom Corp.(a)                                        42          1,433
 Advo, Inc.                                             25            259
 Borland International, Inc.(a)                         65            593
 Computer Horizons Corp.(a)                             37          1,465
 Computervision Corp.(a)                                60            600
 Control Data Systems, Inc.(a)                          74          1,582
 Logicon, Inc.                                          52          1,542
 Macromedia, Inc.(a)                                    24            525
 McAfee Associates, Inc.(a)                             41          1,985
 National Data Corp.                                    45          1,541
 Norrell Corp.                                          25          1,228
 Robert Half International, Inc.(a)                     40          1,115
 SPSS, Inc.(a)                                          30            750
 Sierra On-Line, Inc.(a)                                10            439
 Sterling Software, Inc.(a)                             23          1,775
 Uniforce Temporary Personnel, Inc.                     30            570
                                                                   ------
                                                                   17,402
                                                                   ------

 HEALTH SERVICES - 5.5%
 Apria Healthcare Group, Inc.(a)                        27            857
 Community Health Systems, Inc.(a)                      25          1,294
 Lincare Holdings, Inc.(a)                              20            785
 PHP Healthcare Corp.(a)                                10            315
 Regency Health Services, Inc.(a)                      100          1,137
 Rotech Medical Corp.(a)                               138          2,691
 Universal Health Services, Inc., Class B(a)           133          3,480
                                                                   ------
                                                                   10,559
                                                                   ------

 MOTION PICTURES - 0.5%
 Regal Cinemas, Inc.(a)                                 25          1,144
                                                                   ------


-------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 7.0%
 AIR TRANSPORTATION - 1.1%
 Alaska Air Group                                       50          1,369
 Comair Holdings, Inc.                                  27            727
                                                                   ------
                                                                    2,096
                                                                   ------


                                       10
                       Investment Portfolio/June 30, 1996

------------------------------------------------------------------------

 COMMUNICATIONS - 1.5%
 U.S. Long Distance Corp.(a)                           70          $2,485
 Xpedite Systems, Inc.(a)                              11             294
                                                                   ------
                                                                    2,779
                                                                   ------

 ELECTRIC, GAS & SANITARY SERVICES - 0.2%
 Unit Corp.(a)                                         71             468
                                                                   ------

 ELECTRIC SERVICES - 1.2%
 Commonwealth Energy System Cos.                       13             324
 Sierra Pacific Resources                              50           1,269
 TNP Enterprises, Inc.                                 26             749
                                                                   ------
                                                                    2,342
                                                                   ------

 GAS SERVICES - 1.6%
 Eastern Enterprises                                   20             665
 ONEOK Inc.                                            95           2,375
                                                                   ------
                                                                    3,040
                                                                   ------

 SANITARY SERVICES - 0.2%
 Southern California Water Co.                         18             396
                                                                   ------

 TRANSPORTATION SERVICES - 0.3%
 GATX Corp.                                            12             579
                                                                   ------

 WATER TRANSPORTATION - 0.9%
 APL Ltd.                                              65           1,698
                                                                   ------

-------------------------------------------------------------------------
WHOLESALE TRADE - 4.7%
 DURABLE GOODS - 3.5%
 Bell Industries, Inc.                                 33             556
 Fisher Scientific International                       53           1,991
 Kent Electronics Corp.(a)                             40           1,250
 Marshall Industries(a)                                22             616
 Pioneer Standard Electronics, Inc.                    27             353
 Wyle Electronics Co.                                  62           2,057
                                                                   ------
                                                                    6,823
                                                                   ------

 NONDURABLE GOODS - 1.2%
 Cardinal Health, Inc.                                 14           1,016
 Universal Corp.                                       50           1,325
                                                                   ------
                                                                    2,341
                                                                   ------


TOTAL INVESTMENTS (cost of $132,137)(b)                           164,778
                                                                  -------


                                       11
                       Investment Portfolio/June 30, 1996

--------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 13.5%                          PAR          VALUE
--------------------------------------------------------------------------
Repurchase agreement with Chase
Securities Inc., dated 6/28/96, due 7/01/96
at 5.40% collateralized by U.S. Treasury notes
with various maturities to 1998, market value
$26,492 (repurchase proceeds $25,925)                $25,913      $ 25,913

OTHER ASSETS & LIABILITIES, NET - 0.8%                              1,592
--------------------------------------------------------------------------
 NET ASSETS - 100.0%                                              $192,283
                                                                  --------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------

 (a) Non-incoming producing.
 (b) Cost for federal income tax purposes is $132,145.



See notes to financial statements.


                                       12
                        STATEMENT OF ASSETS & LIABILITIES
                                  JUNE 30, 1996
  (in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $132,137)                         $164,778
Short-term obligations                                         25,913
                                                             --------
                                                              190,691
Receivable for:
  Fund shares sold                          $1,206
  Dividends                                     65
  Interest                                      12
Receivable from custodian bank                 753
Other                                           17              2,053
                                            ------           --------
    Total Assets                                              192,744

LIABILITIES
Payable for:
  Fund shares repurchased                      415
Accrued:
   Service fee                                  20
   Transfer Agent Out-of-Pocket fees            10
  Deferred Trustees fees                         2
  Other                                         14
                                               ---
    Total Liabilities                                             461
                                                             --------
  NET ASSETS                                                 $192,283
                                                             --------
  Net asset value & redemption price per share - Class A
  ($89,924/3,395)                                            $  26.48
                                                             --------

  Maximum offering price per share - Class A
  ($26.48/0.9425)                                            $  28.10   (a)
                                                             --------

  Net asset value & offering price per share - Class B
  ($96,158/3,732)                                            $  25.77   (b)
                                                             --------

  Net asset value & redemption price per share - Class D
  ($2,585/98)                                                $  26.40   (b)
                                                             --------

  Maximum offering price per share - Class D
  ($26.40/0.9900)                                            $  26.67
                                                             --------

  Net asset value, offering and redemption
   price per share - Class Z ($3,616/136)                    $  26.55
                                                             --------


  COMPOSITION OF NET ASSETS
  Capital paid in                                            $156,625
  Accumulated net realized gains                                3,017
  Net unrealized appreciation                                  32,641
                                                             --------
                                                             $192,283
                                                             --------

  (a) On sales of $50,000 or more the offering price is reduced.
  (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  See notes to financial statements.


                                       13
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996


  (in thousands)
  INVESTMENT INCOME
  Dividends                                                            $  748
  Special dividend from Advo, Inc.                                        250
  Interest                                                                872
                                                                       ------
                                                                        1,870

  EXPENSES
  Management fee                                             $734
  Service fee - Class A, Class B, Class D                     300
  Distribution fee - Class B                                  436
  Distribution fee - Class D                                    3
  Transfer agent                                              409
  Bookkeeping fee                                              52
  Trustees fee                                                 15
  Custodian fee                                                10
  Audit fee                                                    31
  Legal fee                                                    12
  Registration fee                                             87
  Reports to shareholders                                      15
  Other                                                        12       2,116
                                                            -----       -----
         Net Investment Loss                                             (246)
                                                                        -----

  NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
  Net realized gain                                                     6,194
  Net unrealized appreciation                                          16,571
                                                                      -------
         Net Gain                                                      22,765
                                                                      -------

  Net Increase in Net Assets from Operations                          $22,519
                                                                      -------



 See notes to financial statements.


                                       14
                       STATEMENT OF CHANGES IN NET ASSETS


                                                             Year ended
(in thousands)                                                 June 30
                                                      -------------------------
INCREASE (DECREASE) IN NET ASSETS                        1996            1995
Operations:
Net investment loss                                   $    (246)      $    (124)
Net realized gain                                         6,194           3,335
Net unrealized appreciation                              16,571          11,220
                                                      ---------       ---------
    Net Increase from Operations                         22,519          14,431
Distributions:
From net investment income - Class A                       --              --
From net realized gains - Class A                        (2,786)           --
From net investment income - Class B                       --              --
From net realized gains - Class B                        (2,652)           --
From net investment income - Class Z                       --              --
From net realized gains - Class Z                          (127)           --
                                                      ---------       ---------
                                                         16,954          14,431
                                                      ---------       ---------
Fund Share Transactions (a):
Receipts for shares sold - Class A                      181,243          16,058
Value of distributions reinvested - Class A               2,440            --
Cost of shares repurchased - Class A                   (143,861)         (9,202)
                                                      ---------       ---------
                                                         39,822           6,856
                                                      ---------       ---------
Receipts for shares sold - Class B                       85,137          29,658
Value of distributions reinvested - Class B               2,027            --
Cost of shares repurchased - Class B                    (27,703)        (14,075)
                                                      ---------       ---------
                                                         59,461          15,583
                                                      ---------       ---------
Receipts for shares sold - Class D                        2,803            --
Value of distributions reinvested - Class D                --              --
Cost of shares repurchased - Class D                       (186)           --
                                                      ---------       ---------
                                                          2,617            --
                                                      ---------       ---------
Receipts for shares sold - Class Z                        3,511            --
Value of distributions reinvested - Class Z                 127            --
Cost of shares repurchased - Class Z                       (328)           --
                                                      ---------       ---------
                                                          3,310            --
                                                      ---------       ---------
    Net Increase from Fund Share
      Transactions                                      105,210          22,439
                                                      ---------       ---------
        Total Increase                                  122,164          36,870
NET ASSETS
Beginning of period                                      70,119          33,249
                                                      ---------       ---------
End of period (including undistributed
  net investment losses of none and
  $1, respectively)                                   $ 192,283       $  70,119
                                                      ---------       ---------

  (a) Class Z shares were initially offered on July 31, 1995 and Class D shares were initially offered on January 15, 1996.

  Continued on next page.
  See notes to financial statements.


                                       15
                       STATEMENT OF CHANGES IN NET ASSETS
                                   (continued)

                                                                 Year ended
                                                                   June 30
                                                            -------------------
                                                             1996         1995
NUMBER OF FUND SHARES (a)
Sold - Class A                                               7,161          823
Issued for distributions reinvested - Class A                  101         --
Repurchased - Class A                                       (5,693)        (483)
                                                            ------       ------
                                                             1,569          340
                                                            ------       ------
Sold - Class B                                               3,410        1,587
Issued for distributions reinvested - Class B                   86         --
Repurchased - Class B                                       (1,113)        (753)
                                                            ------       ------
                                                             2,383          834
                                                            ------       ------
Sold - Class D                                                 105         --
Issued for distributions reinvested - Class D                 --           --
Repurchased - Class D                                           (7)        --
                                                            ------       ------
                                                                98         --
                                                            ------       ------
Sold - Class Z                                                 144         --
Issued for distributions reinvested - Class Z                    5         --
Repurchased - Class Z                                          (13)        --
                                                            ------       ------
                                                               136         --
                                                            ------       ------


  (a) Class Z shares were initially offered on July 31, 1995 and Class D shares were initially offered on January 15, 1996.

  See notes to financial statements.


                                       16
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1996

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION: Colonial Small Stock Fund (the Fund), a series of Colonial Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's objective is to seek long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class D and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on purchasing Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class D service fee and Class B and Class D distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

                                       17
                   Notes to Financial Statements/June 30, 1996


NOTE 1. ACCOUNTING POLICIES - CONT.

Per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B, and Class D net investment income per share data reflects the service fee applicable to Class A, Class B and Class D shares and the distribution fee applicable to Class B and Class D shares only.

Class A, Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class D shares and by the distribution fees applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets, and receives a reimbursement for certain out of pocket expenses.


                                       18
                   Notes to Financial Statements/June 30, 1996

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended June 30, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $109,928 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $137,948 and $97 on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets attributable to Class A, Class B and Class D, as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class D shares, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY: During the year ended June 30, 1996, purchases and sales of investments, other than short-term obligations, were $130,104,251 and $50,185,998, respectively.

Unrealized appreciation (depreciation) at June 30, 1996, based on cost of investments for federal income tax purposes was:

             Gross unrealized appreciation                  $41,145,934
             Gross unrealized depreciation                   (8,512,521)
                                                            -----------
                 Net unrealized appreciation                $32,633,413
                                                            -----------

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended June 30, 1996.

                                       19
                            FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     Year ended June 30
                                                ---------------------------------------------------------------
                                                                           1996
                                                 Class A         Class B        Class D  (b)       Class Z (c)
                                                --------         -------        -------            --------
Net asset value -
  Beginning of period                            $ 22.260         $21.840        $22.550            $ 24.790
                                                 --------         -------        -------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                                     0.036 (d)      (0.147) (d)    (0.072) (d)          0.096 (d)
Net realized and
unrealized gain                                     5.479           5.372          3.922               2.959
                                                 --------         -------        -------            --------

   Total from Investment
      Operations                                    5.515           5.225          3.850               3.055
                                                 --------         -------        -------            --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                            (1.295)         (1.295)            --              (1.295)
                                                 --------         -------        -------            --------
Net asset value -
   End of period                                 $ 26.480         $25.770        $26.400            $ 26.550
                                                 --------         -------        -------            --------

Total return (e)                                    25.31%          24.44%         17.07%  (f)         12.81% (f)
                                                 --------         -------        -------            --------
RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.38% (g)       2.13%  (g)     2.15%  (g)(h)       1.13% (g)(h)
Net investment
  income (loss)                                      0.15% (g)      (0.60)% (g)    (0.54)% (g)(h)       0.41% (g)(h)
Portfolio turnover                                     46%             46%            46%                46%
Average commission
    rate (i)                                     $  0.044         $ 0.044        $ 0.044            $  0.044
Net assets at end
of period (000)                                  $ 89,924         $96,158        $ 2,585            $  3,616


(a) Per share data was calculated using average shares outstanding during the period.

(b) Class D shares were initially offered on January 15, 1996. Per share amount reflect activity from that date.

(c) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.

(d) Includes distribution from Advo, Inc., which amounted to $0.047 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)      Not annualized

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(h)      Annualized.

(i) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                       20
                        FINANCIAL HIGHLIGHTS - continued



                                 Year ended June 30
          ----------------------------------------------------------------------
                      1995                                  1994
            Class A           Class B            Class A          Class B
          ------------    ----------------    --------------   --------------
          $     16.670    $         16.470    $       15.860   $       15.790
          ------------    ----------------    --------------   --------------


                 0.002              (0.139)           (0.047)          (0.176)

                 5.588               5.509             0.857            0.856
          ------------    ----------------    --------------   --------------

                 5.590               5.370             0.810            0.680
          ------------    ----------------    --------------   --------------


                     -                   -                 -                -
          ------------    ----------------    --------------   --------------

          $     22.260    $         21.840    $       16.670   $       16.470
          ------------    ----------------    --------------   --------------
                 33.53%              32.60%             5.11%            4.31%
          ------------    ----------------    --------------   --------------


                  1.45%               2.20%             1.56%            2.31%

                     -                   -                 -               -

                  0.01%              (0.74)%           (0.27)%          (1.02)%
                    64%                 64%               35%              35%

          $     40,661    $         29,458    $       24,760   $        8,489


----------------------------------------------------------------------
Federal income tax information (unaudited) 99.85% of the gain distribution paid by the Fund in December 1995 was derived from long term gains


                                       21
                      FINANCIAL HIGHLIGHTS (a) - continued



                                                                                          Year ended June 30
                                                                       --------------------------------------------------------
                                                                                     1993                    1992
                                                                         Class A              Class B(b)             Class A
                                                                       -----------            ----------            -----------
         Net asset value -
                 Beginning of period                                   $    12.330            $   13.010            $    11.570
                                                                       -----------            ----------            -----------
               INCOME FROM INVESTMENT OPERATIONS:
               Net investment
                 loss                                                       (0.083)               (0.100)                (0.127)
               Net realized and
               unrealized gain                                               3.613                 2.880                  0.887
                                                                       -----------            ----------            -----------
                  Total from Investment
                     Operations                                              3.530                 2.780                  0.760
                                                                       -----------            ----------            -----------
               LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
               From net realized
                 gains                                                          --                    --                     --
                                                                       -----------            ----------            -----------
               Net asset value -
                  End of period                                        $    15.860            $   15.790            $    12.330
                                                                       -----------            ----------            -----------
               Total return (c)                                              28.63%                21.73% (d)              6.57%
                                                                       -----------            ----------            -----------

               RATIOS TO AVERAGE NET ASSETS
               Expenses                                                       1.88%                 2.63% (e)              2.13%
               Interest expense                                               0.01%                 0.01%                  0.06%
               Net investment
                 loss                                                        (0.60)%               (1.35)%(e)             (0.91)%
               Portfolio turnover                                               29%                   29%                    --
               Net assets at end
               of period (000)                                         $    23,716            $    1,665            $    22,002


(a) Per share data was calculated using average shares outstanding during the period.

(b) Class B shares were initially offered on November 9, 1992. Per share data reflects activity from that date.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)      Not annualized.

(e)      Annualized.

                                       22

                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST VI AND THE SHAREHOLDERS OF
                            COLONIAL SMALL STOCK FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Small Stock Fund (a series of Colonial Trust VI) at June 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
August 12, 1996

Part B of Post-Effective Amendment No. 10 as it relates to the Statements of Additional Information and financial statements of Colonial Aggressive Growth Fund, Colonial Equity Income Fund and Colonial International Equity Fund, filed with the Commission on September 27, 1996, is incorporated herein by reference.



Part C  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
-------------------------------------------
(a)             Financial Statements:

                Included in Part A
                ------------------
                Summary of Expenses (for Colonial Aggressive Growth Fund, Colonial Equity Income Fund and Colonial International Equity Fund, incorporated herein by reference to Part A of Post-Effective Amendment No. 10 filed with the Commission on September 27, 1996)

                The Fund's Financial History (for Colonial Aggressive Growth Fund, Colonial Equity Income Fund and Colonial International Equity Fund, incorporated herein by reference to Part A of Post-Effective Amendment No. 10 filed with the Commission on September 27, 1996)

                Included  in Part B
                ---------------------
                Colonial  U.S.  Fund  for  Growth  (CUSFFG)
                Investment  Portfolio,  June 30,  1996
                Statement of assets and liabilities, June 30, 1996 Statement of operations, Year ended June 30, 1996 Statement of changes in net assets, Years ended
                June 30, 1996 and 1995
                Notes to Financial  Statements
                Financial Highlights
                Report of Independent Accountants

                Colonial Small Stock Fund (CSSF)
                Investment Portfolio,  June 30, 1996
                Statement  of  assets  and  liabilities,   June  30,  1996
                Statement of operations, year ended June 30, 1996 Statement of changes in net assets, Years ended
                June 30, 1996 and 1995
                Notes to  Financial   Statements
                Financial   Highlights
                Report  of Independent Accountants


                Colonial Equity Income Fund (CEIF) (incorporated herein by reference to Part B of Post-Effective Amendment No. 10 filed with the Commission on September 27, 1996)
                Investment Portfolio, June 30, 1996
                Statement of assets and liabilities, June 30, 1996
                Statement  of  operations,  for the period  ended June
                30,  1996
                Statement  of changes in net assets,  period ended June
                30, 1996
                Notes  to  Financial   Statements,   June  30,  1996
                Financial Highlights
                Report of Independent Accountants

                Colonial Aggressive Growth Fund (CAGF)(incorporated herein by reference to Part B of Post-Effective Amendment No. 10 filed with the Commission on September 27, 1996)
                Investment   Portfolio,   June  30,  1996
                Statement of assets and liabilities,  June 30, 1996
                Statement of operations,  for the period  ended June
                30,  1996
                Statement  of changes  in net  assets,  period  ended  June
                30 1996
                Notes  to Financial Statements,  June 30, 1996
                Financial Highlights
                Report of Independent Accountants

                Colonial International Equity Fund (CIEF) (incorporated herein by reference to Part B of Post-Effective Amendment No. 10 filed with the Commission on September 27, 1996)
                Investment Portfolio, June 30, 1996
                Statement of assets and liabilities, June 30, 1996
                Statement of operations, for the period ended June 30, 1996 Statement of changes in net assets, period ended June 30 1996
                Notes  to  Financial   Statements,   June  30,  1996
                Financial Highlights
                Report of Independent Accountants

(b)             Exhibits (each exhibit is applicable to all
                series' of the Trust unless otherwise referenced):
      1.        Agreement and Declaration of Trust
      2.        By-Laws as amended (2/16/96)(l)
      3.        Not Applicable
      4.        Form of Share Certificate(l)
      5.(a)     Form of Management Agreement (CUSFFG)(i)
      5.(b)     Form of Management Agreement (CSSF)(h)
      5.(c)     Form of Sub-Advisory Agreement (CUSFFG)(i)
      5.(d)     Management Agreement (CAGF)(l)
      5.(e)     Management Agreement (CEIF)(l)
      5.(f)     Management Agreement (CIEF)(l)
      6.(a)     Distributor's Contract with Colonial
                Investment Services, Inc.(l)
      6.(b)     Form of Selling Agreement(l)
      6.(c)     Form of Bank and Bank Affiliated Selling Agreement(l)
      6.(d)     Form of Asset Retention Agreement(l)
      7.        Not Applicable
      8.        Custody Agreement with Boston Safe Deposit and
                Trust Company(l)
      8.(a)     Amendment to Custody Agreement with Boston
                Safe Deposit and Trust Company(l)
      9.(a)     Amended and Restated Shareholders'  Servicing and Transfer Agent
                Agreement as amended (incorporated by reference to Exhibit 9.(b)
                of Post-Effective Amendment No. 10 to the Registration Statement
                of Colonial Trust VII filed with the Commission on April 24,
                1996)
      9.(b)     Pricing and Bookkeeping Agreement with
                Colonial Management Associates, Inc.(l)
      9.(c)     Plan pursuant to Rule 18f-3(d) under the
                Investment Company Act of 1940(l)
      9.(d)     Credit Agreement (incorporated by reference to
                Exhibit 9.(f) of Post-Effective Amendment No.
                19 to the Registration Statement of Colonial
                Trust V filed with the Commission on May 20,
                1996)
      10.(a)    Opinion and Consent of Counsel (CUSFFG)(b)
      10.(b)    Opinion and Consent of Counsel (incorporated
                by reference to Exhibit 10 of  Pre-Effective  Amendment No. 1 to
                the  Registration  Statement of Colonial Small Stock Index Trust
                filed with the Commission on June 20, 1986) (CSSF)
      11.       Consent of Independent Accountants (CUSFFG,
                CSSF)
      11.(a)    Consent of Independent Accountants (CAGF,
                CEIF, CIEF)(l)
      12.       Not Applicable
      13.(a)    Investment Letter of Colonial Management
                Associates, Inc.(CUSFFG)(b)
      13.(b)    Investment Letter of Colonial Management
                Associates, Inc. (incorporated by reference to
                Exhibit 13 of Pre-Effective  Amendment No. 1 to the Registration
                Statement  of  Colonial  Small  Stock Index Trust filed with the
                Commission on June 20, 1986)(CSSF)
      14.(a)    Form of Colonial Mutual Funds Money Purchase
                Pension and Profit Sharing Plan Document and
                Trust Agreement(g)
      14.(b)    Form of Colonial Mutual Funds Money Purchase
                Pension and Profit Sharing Establishment
                Booklet(g)
      14.(c)    Form of Colonial Mutual Funds Individual
                Retirement Account and Application(g)
      14.(d)    Form of Colonial Mutual Funds Simplified
                Employee Plan and Salary Reduction Simplified
                Employee Plan(g)
      14.(e)    Form of Colonial Mutual Funds 401(k) Plan
                Document and Trust Agreement(g)
      14.(f)    Form of Colonial Mutual Funds 401(k) Plan
                Establishment Booklet(g)
      14.(g)    Form of Colonial Mutual Funds 401(k) Employee
                Reports Booklet(g)
      15.       Form of proposed Distribution Plan adopted
                pursuant to Section 12b-1 of the Investment
                Company Act of 1940 (incorporated by reference
                to the Distributor's Contract filed as Exhibit
                6(a) hereto)
      16.(a)    Calculation of Performance Information (CUSFFG)
      16.(a)(i) Calculation of Yield Information (CUSFFG)
      16.(b)    Calculation of Performance Information (CSSF)
      16.(b)(i) Calculation of Yield Information (CSSF)
      16.(c)    Calculation of Performance Information (CAGF)(1)
      16.(c)(i) Calculation of Yield Information (CAGF)(l)
      16.(d)    Calculation of Performance Information (CEIF)(1)
      16.(d)(i) Calculation of Yield Information (CEIF)(l)
      16.(e)    Calculation of Performance Information (CIEF)(1)
      16.(e)(i) Calculation of Yield Information (CIEF)(l)
      17.(a)    Financial Data Schedule (Class A) (CUSFFG)
      17.(b)    Financial Data Schedule (Class B) (CUSFFG)
      17.(c)    Financial Data Schedule (Class D) (CUSFFG)
      17.(d)    Financial Data Schedule (Class A) (CSSF)
      17.(e)    Financial Data Schedule (Class B) (CSSF)
      17.(f)    Financial Data Schedule (Class D) (CSSF)
      17.(g)    Financial Data Schedule (Class Z) (CSSF)
      17.(h)    Financial Data Schedule (Class A) (CAGF)(l)
      17.(i)    Financial Data Schedule (Class B) (CAGF)(l)
      17.(j)    Financial Data Schedule (Class D) (CAGF)(l)
      17.(k)    Financial Data Schedule (Class A) (CEIF)(l)
      17.(l)    Financial Data Schedule (Class B) (CEIF)(l)
      17.(m)    Financial Data Schedule (Class D) (CEIF)(l)
      17.(n)    Financial Data Schedule (Class A) (CIEF)(l)
      17.(o)    Financial Data Schedule (Class B) (CIEF)(l)
      17.(p)    Financial Data Schedule (Class D) (CIEF)(l)
      18.(a)    Power of Attorney for:  Robert J. Birnbaum,
                Tom Bleasdale, Lora S. Collins, James E.
                Grinnell, William D. Ireland, Jr., Richard W.
                Lowry, William E. Mayer, James L. Moody, Jr.,
                John J. Neuhauser, George L. Shinn, Robert L.
                Sullivan and Sinclair Weeks, Jr. (incorporated
                herein by reference to Exhibit  18 to
                Post-Effective Amendment No. 42 to the
                Registration Statement of Colonial Trust IV,
                Registration Nos. 2-62492 and 811-2865, filed
                with the Commission on March 22, 1996)
(a)   Incorporated  by  reference  to  the  Registrant's   initial  Registration
      Statement on Form N-1A, filed with the Securities and Exchange Commission on January 15, 1992.
(b) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 on Form N-1A, filed with the Securities and Exchange Commission on May 8, 1992.
(c) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 2 on Form N-1A, filed with the Securities and Exchange Commission on June 12, 1992.
(d) Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 on Form N-1A, filed with the Securities and Exchange Commission on September 1, 1992.
(e)   Incorporated by reference to the Registrant's
      Post-Effective Amendment No. 2 on Form N-1A, filed with the Securities and Exchange Commission on November 19,
      1992.
(f)   Incorporated by reference to the Registrant's
      Post-Effective Amendment No. 3 on Form N-1A, filed with the Securities and Exchange Commission on September 21,
      1993.
(g)   Incorporated by reference to the Registrant's
      Post-Effective Amendment No. 5 on Form N-1A, filed with the Securities and Exchange Commission on October 11,
      1994.
(h)   Incorporated by reference to the Registrant's
      Post-Effective Amendment No. 6 on Form N-1A, filed with the Securities and Exchange Commission on July 28, 1995.
(i)   Incorporated by reference to the Registrant's
      Post-Effective Amendment No. 7 on Form N-1A, filed with the Securities and Exchange Commission on October 11,
      1995.
(j)   Incorporated by reference to the Registrant's
      Post-Effective Amendment No. 8 on Form N-1A, filed with the Securities and Exchange Commission on November 3,
      1995.
(k)   Incorporated by reference to the Registrant's
      Post-Effective Amendment No. 9 on Form N-1A, filed with the Securities and Exchange Commission on January 16,
      1996.
(l)   Incorporated by reference to the Registrant's
      Post-Effective Amendment No. 10 on Form N-1A, filed with the Securities and Exchange Commission on September 27,
      1996.

Item 25. Persons Controlled by or Under Common Group Control with Registrant
----------------------------------------------------------------------------


Not Applicable (CUSFFG, CSSF)


All of the outstanding shares of CIEF, representing all of the interests in each of those series on the date the Registrant's Registration Statement becomes effective, will be held by Colonial Management Associates, Inc., One Financial Center, Boston, MA 02110.


All of the outstanding shares of CEIF and CAGF, representing all of the interests in each of those series on the date the Registrant's Registration Statement becomes effective, will be held by Keyport Life Insurance Company, 125 High Street, Boston, MA 02110.

Item 26.    Number of Holders of Securities
-------------------------------------------
              (1)                                (2)
         Title of Class          Number of Record Holders as of 9/30/96

 Shares of beneficial interest    13,193 Class A record holders (CUSFFG)
                                  30,379 Class B record holders (CUSFFG)
                                     562 Class D record holders (CUSFFG)
                                   9,212 Class A record holders (CSSF)
                                  19,178 Class B record holders (CSSF)
                                     195 Class D record holders (CSSF)
                                       2 Class Z record holders (CSSF)
                                       1 Class A record holders (CIEF)
                                       1 Class B record holders (CIEF)
                                       1 Class D record holders (CIEF)
                                       1 Class A record holders (CEIF)
                                       1 Class B record holders (CEIF)
                                       1 Class D record holders (CEIF)
                                       1 Class A record holders (CAGF)
                                       1 Class B record holders (CAGF)
                                       1 Class D record holders(CAGF)

Item 27.    Indemnification
---------------------------

            See Article VIII of the Agreement and  Declaration of Trust filed as
            Exhibit 1 hereto.

Item 28.    Business  and  Other  Connections  of  Investment  Adviser
------------------------------------------------------------------------

            The following sets forth business and other connections of each director and officer of Colonial Management Associates, Inc. (see next page):

ITEM 28.
--------

     Registrant's investment adviser, Colonial Management Associates, Inc., is registered as an investment adviser under the Investment Advisers Act of 1940 (1940 Act). Colonial Advisory Services, Inc. (CASI), an affiliate of Colonial Management Associates, Inc., is also registered as an investment adviser under the 1940 Act. As of the end of its fiscal year, December 31, 1995, CASI had one institutional, corporate or other account under management or supervision, the market value of which was approximately $31.4 million. As of the end of its fiscal year, December 31, 1995, Colonial Management Associates, Inc. was the investment adviser and/or administrator to 38 mutual funds in the Colonial Group of Funds, the market value of which investment companies was approximately $16,439.3 million. Colonial Investment Services, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Colonial Group of Funds, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                 (2)          (3)                                (4)
Name and principal
business
addresses*          Affiliation
of officers and     with         Period is through 7/1/96.  Other
directors of        investment   business, profession, vocation or
investment adviser  adviser      employment connection              Affiliation
------------------  ----------   --------------------------------   -----------

Andersen, Peter     V.P.

Archer, Joseph A.   V.P.

Berliant, Allan     V.P.

Bertocci, Bruno     V.P.         Stein Roe Global Capital Mngmt. Principal

Boatman, Bonny E.   Dir.;
                    Sr.V.P.;
                    IPC Mbr.

Campbell, Kimberly  V.P.

Carnabucci,
  Dominick          V.P.

Carroll, Sheila A.  Sr.V.P.;
                    Dir.

Citrone, Frank      V.P.

Cogger, Harold W.   Dir.;Pres.;  The Colonial Group, Inc.        Dir.; Pres.;
                    Chairman;                                    CEO; Chrm.
                    CEO;IPC Mbr. Colonial Trusts I through VII   Pres.
                    Exe. Cmte.   Colonial High Income
                                   Municipal Trust               Pres.
                                 Colonial InterMarket Income
                                   Trust I                       Pres.
                                 Colonial Intermediate High
                                   Income Fund                   Pres.
                                 Colonial Investment Grade
                                   Municipal Trust               Pres.
                                 Colonial Municipal Income
                                   Trust                         Pres.
                                 Liberty Financial               Exec V.P.;
                                   Companies, Inc.               Dir.
                                 Colonial Advisory Services,     Dir. Chrm.,
                                   Inc.                          CEO & Pres.
                                 Colonial Investors Service
                                   Center, Inc.                  Dir.

Collins, Anne       V.P.

Conlin, Nancy       V.P.;        Colonial Investors Service
                    Asst.          Center, Inc.                  Asst. Clerk
                    Sec.;        The Colonial Group, Inc.        Asst. Clerk
                    Asst         Colonial Advisory Services,
                    Clerk and      Inc.                          Asst. Clerk
                    Counsel      Colonial Investment Services,
                                   Inc.                          Asst. Clerk
                                 Colonial Trusts I through VII   Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.

Cordes, Susan       V.P.

Daniszewski,        V.P.         Colonial Investment Services,
 Joseph J.                         Inc.                          V.P.


DiSilva, Linda      V.P.

Ericson, Carl C.    Dir; Sr.     Colonial Intermediate High
                    V.P.           Income Fund                   V.P.
                                 Colonial Advisory Services,
                                   Inc.                          V.P.

Evans, C. Frazier   Dir.;        Colonial Investment Services,
                    Sr.V.P.        Inc.                          Sr. V.P.

Feingold, Andrea S. V.P.         Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Advisory Services,
                                   Inc.                          V.P.

Feloney, Joseph L.  V.P.	 Colonial Investment Services,    A.V.P.
                                   Inc.

Finnemore,          V.P.         Colonial Advisory Services,
 Leslie W.                         Inc.                          V.P.

Franklin,           Sr. V.P.
 Fred J.

Gerokoulis,         V.P.         Colonial Investment Services,
 Stephen A.                        Inc.                          Sr. V.P.

Gibson, Stephen     Dir.;        The Colonial Group, Inc.        Exec. V.P.
 E.                 Exec. V.P.

Harasimowicz,       V.P.         Colonial Investment Services,
 Stephen                           Inc.                          V.P.

Harris, David       V.P.         Stein Roe Global Capital Mngmt. Principal

Hartford, Brian     V.P.

Haynie, James P.    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Jacoby, Timothy J.  Sr. V.P.

Johnson, Gordon     V.P.

Koonce, Michael H.  V.P.;        Colonial Trusts I through VII   Asst. Sec.
                    Asst.        Colonial High Income
                    Sec.;          Municipal Trust               Asst. Sec.
                    Asst.        Colonial InterMarket Income
                    Clerk &        Trust I                       Asst. Sec.
                    Counsel      Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 Colonial Investment Services,
                                   Inc.                          Asst. Clerk
                                 Colonial Investors Service
                                   Center, Inc.                  Asst. Clerk
                                 The Colonial Group, Inc.        Asst. Clerk
                                 Colonial Advisory Services,
                                   Inc.                          Asst. Clerk

Lennon, John E.     V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Lenzi, Sharon       V.P.

Lilienfeld,         V.P.
 Jonathan

Loring, William C.  V.P.

Lydecker, Peter L.  V.P.;        Colonial Trusts I through VII   Controller
                    Asst.        Colonial High Income
                    Treasurer      Municipal Trust               Controller
                                 Colonial InterMarket Income
                                   Trust I                       Controller
                                 Colonial Intermediate High
                                   Income Fund                   Controller
                                 Colonial Investment Grade
                                   Municipal Trust               Controller
                                 Colonial Municipal Income
                                   Trust                         Controller

MacKinnon,          Dir.;
  Donald S.         Sr.V.P.

McGregor,           Dir.;        Colonial Investment Services,   Pres.; CEO;
 Jeffrey L.         Sr.V.P.        Inc.                          Dir.

Newman, Maureen     V.P.

O'Neill, Charles A. Sr.V.P.;     Colonial Investment Services,
                    Dir.           Inc.                          Exec. V.P.

Peters, Helen F.    Dir.;        Colonial Advisory Services,
                    Sr.V.P.;       Inc.                          Sr. V.P.
                    IPC Mbr.


Rao, Gita           V.P.

Rie, Daniel         Sr.V.P.;     Colonial Advisory Services,
                    IPC Mbr.;      Inc.                          Sr. V.P.
                    Dir.

Scoon, Davey S.     Dir.;        Colonial Advisory Services,
                    Exe.V.P.;      Inc.                          Dir.
                    IPC Mbr.;    Colonial High Income
                    Exec. Comm.    Municipal Trust               V.P.
                    Mbr.         Colonial InterMarket Income
                                   Trust I                       V.P.
                                 Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Investment Grade
                                   Municipal Trust               V.P.
                                 Colonial Municipal Income
                                   Trust                         V.P.
                                 Colonial Trusts I through VII   V.P.
                                 Colonial Investors Service      Dir; Pres.
                                   Center, Inc.
                                 The Colonial Group, Inc.        COO; Ex. V.P.

Seibel, Sandra L.   V.P.

Shore, Janet        V.P.

Stern, Arthur O.    Exe.V.P.;    Colonial Advisory  Services,
                    Dir.;          Inc.                          Clerk
                    Sec.;        Colonial High Income
                    Clrk. &        Municipal Trust               Secretary
                    Gnrl.        Colonial InterMarket Income
                    Counsel;       Trust I                       Secretary
                    IPC Mbr.     Colonial Intermediate High
                                   Income Fund                   Secretary
                                 Colonial Investment Grade
                                   Municipal Trust               Secretary
                                 Colonial Municipal Income
                                   Trust                         Secretary
                                 Colonial Trusts I through VII   Secretary
                                 Colonial Investors Service
                                   Center, Inc.                  Clerk
                                 The Colonial Group, Inc.        Exec. V.P.;
                                                                 Clerk; General
                                                                 Counsel
                                 Colonial Investment Services,   Dir., Chrmn.
                                   Inc.                          Counsel; Clrk.

Stevens, Richard    V.P.

Waas, Robert S.     V.P.

Wallace, John       V.P.- Corp.  Colonial Advisory Services,
                    Finance and    Inc.                          Controller
                    Controller

------------------------------------------------
*The Principal address of all of the officers and directors of the investment adviser is One Financial Center, Boston, MA 02111.


Item 28.
--------

State Street Global Advisors (Sub-Adviser), a division of State Street Bank and Trust Company, is the Registrant's Sub-Adviser. The Sub-Adviser specializes in quantitative investment products and is the largest U.S. manager of international pension assets. The Sub-Adviser, with over $232 billion (U.S.) under management, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Montreal, Dubai, Munich and Paris. The following sets forth the business and other connections of each director and officer of the Sub-Adviser:

                       Positions with    Positions During the
        Name            State Street        Past Two Years

Jeffrey P. Adams          Vice President     Same

Steven Esielonis          Vice President     Same

Gustaff V. Fish, Jr.      Senior  Vice       Same
                          President

Timothy B. Harbert        Senior Vice        Same
                          President

Peter M. Stonberg         Vice President     Same

Teydon D. Traub           Managing Director  Same

Tenley E. Albright,M.D.   Director           Chairman, Western
                                             Resources, Inc.

Joseph A. Baute           Director           Consultant to Markem
                                             Corporation
                                             (formerly Chairman
                                              and Chief Executive
                                              Officer, Markem
                                              Corporation)

I. MacAllister Booth      Director           Retired Chairman,
                                             President and Chief
                                             Executive Officer,
                                             Polaroid Corporation

Marshall N. Carter        Director           Chairman and Chief
                                             Executive Officer,
                                             State Street Bank
                                             and Trust Company

James I. Cash, Jr.       Director            Professor of
                                             Business
                                             Administration,
                                             Harvard Graduate
                                             School of Business

Truman S. Casner         Director            Partner, Ropes &
                                             Gray

Nader F. Darehshori      Director            Chairman, President
                                             and Chief Executive
                                             Officer, Houghton
                                             Mifflin Company

Arthur L. Goldstein      Director            Chairman and Chief
                                             Executive Officer,
                                             Ionics, Incorporated

Charles F. Kaye          Director            President,
                                             Transportation
                                             Investments, Inc.

John M. Kucharski        Director            Chairman and Chief
                                             Executive Officer,
                                             EG & G Inc.

Charles R. LaMantia      Director            President and Chief
                                             Executive Officer,
                                             Arthur D. Little,
                                             Inc.

David B. Perini          Director            Chairman and
                                             President, Perini
                                             Corporation

Dennis J. Picard         Director            Chairman and Chief
                                             Executive Officer,
                                             Raytheon Company

David A. Spina        Director               President and Chief
                                             Operating Officer,
                                             State Street Bank
                                             and Trust Company


The business address of each individual listed in the foregoing table is c/o State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110.


Item 29   Principal Underwriter
-------   ---------------------

(a)   Colonial Investment Services, Inc. a subsidiary of Colonial
      Management Associates, Inc., Registrant's principal underwriter, also acts in the same capacity to Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V and Colonial Trust VII; and sponsor for Colony Growth Plans (public offering of which were discontinued June 14, 1971).

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 21.

(1)                 (2)                   (3)

Name and Principal  Position and Offices  Positions and
Business Address*   with Principal        Offices with
                    Underwriter           Registrant
------------------  -------------------   --------------

Ballou, Rich           Regional V.P.         None

Balzano, Christine R.  V.P.                  None

Barsokas, David        Regional V.P.         None

Cairns, David          Regional V.P.         None

Chrzanowski,           Regional V.P.         None
 Daniel

Clapp, Elizabeth A.    V.P.                  None

Daniszewski,           V.P.                  None
 Joseph J.

Davey, Cynthia         Sr. V.P.              None

Donovan, John          Regional V.P.         None

Eckelman, Bryan        Sr. V.P.              None

Emerson, Kim P.        Regional V.P.         None

Erickson, Cynthia G.   V.P.                  None

Evans, C. Frazier      Sr. V.P.              None

Feldman, David         Regional V.P.         None

Feloney, Joseph L.     V.P.                  None

Flaherty, Michael      Regional V.P.         None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Goldberg, Matthew      Regional V.P.         None

Hannon, Lisa           Regional V.P.         None

Harasimowicz,          V.P.                  None
 Stephen

Hayes, Mary            V.P.                  None
 Elizabeth

Hodgkins, Joseph       Regional V.P.         None

Karagiannis,           Sr. V.P.              None
 Marilyn

Kavolius, Mark         Regional V.P.         None

Kelley, Terry M.       Regional V.P.         None

Kelson, David W.       Sr. V.P.              None

Lloyd, Judith H.       Sr. V.P.              None

McGregor, Jeffrey L.   Director, CEO,        None
                       President, COO

Meriwether, Jan        V.P.

Moberly, Ann R.        Sr. V.P.              None

Murphy, Robert F.      Sr. V.P.              None

O'Neill, Charles A.    Exec. V.P.            None

Palmer, Laura          V.P.                  None

Potter, Cheryl         Regional V.P.         None

Reed, Christopher B.   Regional V.P.         None

Scott, Michael W.      Sr. V.P.              None

Sorrells,              Sr. V.P.              None
 Elizabeth

Stern, Arthur O.      Clerk and             Secretary
                      Counsel, Dir.,
                      Chairman

VanEtten, Keith H.    V.P.                  None

Villanova, Paul       Regional V.P.         None

Wallace, John         V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA
02111.


Item 30.    Location of  Accounts  and Records
------------------------------------------------

            Registrant's  accounts  and records required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are in the physical possession of the following:

            Registrant
            Rule 31a-1(b),(4)
            Rule 31a-2(a),(1)

            Colonial Management Associates, Inc.
            One Financial Center, Boston, Massachusetts  02111
            Rule 31a-1(b),(1),(2),(3),(5),(6),(7),(8),(9),(10),(11),(12)
            Rule 31a-1(d),(f)
            Rule 31a-2(a),(1),(2),(c),(e)

            Colonial Investment Services, Inc.
            One Financial Center, Boston, Massachusetts  02111
            Rule 31a-1(d)
            Rule 31a-2(c)

            Boston Safe Deposit and Trust Company
            One Boston Place, Boston, Massachusetts  02108
            Rule 31a-1(b),(2),(3)
            Rule 31a-2(a)(2)

            Colonial Investors Service Center, Inc.
            P.O. Box 1722, Boston, Massachusetts  02105-1722
            Rule 31a-1(b),(2)
            Rule 31a-1(a),(2)

Item 31.    Management Services
-------------------------------

            See Item 5, Part A and Item 16, Part B.

Item 32.    Undertakings
------------------------

       (1) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of any series' outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.
       (2) The Registrant undertakes to furnish free of charge to each person to whom a prospectus is delivered, a copy of the applicable series' annual report to shareholders containing the information required by
            Item 5A of Form N-1A.
       (3)  [Deleted]





                                 ************


                                     NOTICE



    A copy of the Agreement and Declaration of Trust of Colonial Trust VI (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Colonial Trust VI, certifies that it meets all the requirements for effectiveness of the Registration
Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 11 to its Registration Statement under the Securities Act of 1933 and Amendment No. 13 to its Registration Statement under the Investment Company Act of 1940, to be signed in this City of Boston and The Commonwealth of Massachusetts on this 11th day of October, 1996.

                                COLONIAL TRUST VI



                              By:    Harold W. Cogger
                                     President

    Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  this
Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.




SIGNATURES                  TITLE                         DATE




/s/ Harold W. Cogger        President                     October 11, 1996





/s/ Peter L. Lydecker       Chief Financial Officer,      October 11 , 1996
                            Chief Accounting Officer
                            and Controller

/s/ Robert J. Birnbaum      Trustee





/s/ Tom Bleasdale           Trustee





/s/ Lora S. Collins         Trustee





/s/ James E. Grinnell       Trustee





/s/ William D. Ireland, Jr. Trustee




/s/ Richard W. Lowry        Trustee





/s/ James L. Moody, Jr.      Trustee

                                                    Michael H. Koonce
                                                    Attorney-in-fact
                                                    October 11, 1996

/s/ John J. Neuhauser       Trustee





/s/ George L. Shinn         Trustee





/s/ Robert L. Sullivan      Trustee





/s/ Sinclair Weeks, Jr.     Trustee





                                  EXHIBIT INDEX


EXHIBIT


1.             Agreement and Declaration of Trust
11.            Consent of Independent Accountants (CUSFFG, CSSF)
16.(a)         Calculation of Performance Information (CUSFFG)
16.(a)(i)      Calculation of Yield Information (CUSFFG)
16.(b)         Calculation of Performance Information (CSSF)
16.(b)(i)      Calculation of Yield Information (CSSF)
17.(a)         Financial Data Schedule (Class A)(CUSFFG)
17.(b)         Financial Data Schedule (Class B) (CUSFFG)
17.(c)         Financial Data Schedule (Class D) (CUSFFG)
17.(d)         Financial Data Schedule (Class A) (CSSF)
17.(e)         Financial Data Schedule (Class B) (CSSF)
17.(f)         Financial Data Schedule (Class D) (CSSF)
17.(g)         Financial Data Schedule (Class Z) (CSSF)